     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 1, 1999

                                              1933 ACT REGISTRATION NO. 33-89238
                                              1940 ACT REGISTRATION NO. 811-8970
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 4
                                       TO
                                    FORM S-6


               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                 CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II

                           (EXACT NAME OF REGISTRANT)

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                              (NAME OF DEPOSITOR)

              900 Cottage Grove Road, Hartford, Connecticut 06152

              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

               Depositor's Telephone Number, including Area Code

                                 (860) 726-6000

     Mark A. Parsons, Esquire                COPY TO:
Connecticut General Life Insurance      George N. Gingold,
              Company                         Esquire
      900 Cottage Grove Road           197 King Philip Drive
    Hartford, Connecticut 06152          West Hartford, CT
  (NAME AND ADDRESS OF AGENT FOR            06117-1409
             SERVICE)

            Approximate date of proposed public offering: Continuous

  INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS
               (TITLE AND AMOUNT OF SECURITIES BEING REGISTERED)


    An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The initial registration fee of $500 was paid with the declaration. Form 24F-2 was filed on February 27, 1998 for Registrant's fiscal year, ended December 31, 1997. The Form for the fiscal year ending December 31, 1998 is not yet due.


    It is proposed that this filing will become effective:
--------- immediately upon filing pursuant to paragraph (b) of Rule 485

--------- on            , pursuant to paragraph (b) of Rule 485


--------- 60 days after filing pursuant to paragraph (a) of Rule 485


    X


--------- on May 3, 1999, pursuant to paragraph (a) of Rule 485

                             CROSS REFERENCE SHEET
                            (RECONCILIATION AND TIE)
                     REQUIRED BY INSTRUCTION 4 TO FORM S-6


  ITEM OF FORM
     N-8B-2        LOCATION IN PROSPECTUS
-----------------  --------------------------------------------------------------
             1     Cover Page Highlights

             2     Cover Page

             3     *

             4     Distribution of Policies

             5     The Company, the Separate Account and the General Account

          6(a)     The Company, the Separate Account and the General Account

          6(b)     *

             9     Legal Proceedings

     10(a)-(c)     Short-Term Right to Cancel the Policy; Surrenders;
                   Accumulation Value; Reports to Policy Owners

         10(d)     Right to Exchange for a Fixed Benefit Policy; Policy Loans;
                   Surrenders; Allocation of Net Premium Payments

         10(e)     Lapse and Reinstatement

         10(f)     Voting Rights

     10(g)-(h)     Substitution of Securities

         10(i)     Premium Payments; Transfers; Death Benefit; Policy Values;
                   Settlement Options

            11     The Funds

            12     The Funds

            13     Charges; Fees

            14     Issuance

            15     Premium Payments; Transfers

            16     The Company, the Separate Account and the General Account

            17     Surrenders

            18     The Company, the Separate Account and the General Account

            19     Reports to Policy Owners

            20     *

            21     Policy Loans

            22     *

            23     The Company, the Separate Account and the General Account

            24     Incontestability; Suicide; Misstatement of Age or Sex

            25     The Company, the Separate Account and the General Account

            26     Fund Participation Agreements

            27     The Company, the Separate Account and the General Account

  ITEM OF FORM
     N-8B-2        LOCATION IN PROSPECTUS
-----------------  --------------------------------------------------------------
            28     Directors and Officers of the Company

            29     The Company, the Separate Account and the General Account

            30     *

            31     *

            32     *

            33     *

            34     *

            35     *

            37     *

            38     Distribution of Policies

            39     Distribution of Policies

            40     *

         41(a)     Distribution of Policies

            42     *

            43     *

            44     The Funds; Premium Payments

            45     *

            46     Surrenders

            47     The Company, the Separate Account and the General Account;
                   Surrenders, Transfers

            48     *

            49     *

            50     The Company, the Separate Account and the General Account

            51 Cover Page; Highlights; Premium Payments; Right to Exchange for a Fixed Benefit Policy

            52     Substitution of Securities

            53     Tax Matters

            54     *

            55     *


* Not Applicable

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II


                                  ADMINISTRATIVE OFFICE:
                                  PERSONAL SERVICE CENTER, MVLI
HOME OFFICE LOCATION:             350 CHURCH STREET
900 COTTAGE GROVE ROAD            HARTFORD, CT 06103-1106
BLOOMFIELD, CONNECTICUT 06152     (800)(552-9898)


--------------------------------------------------------------------------------

               A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

--------------------------------------------------------------------------------


    This Prospectus describes a flexible premium variable life insurance contract (the "Policy"), offered by Connecticut General Life Insurance Company (the "Company ("we", "our" or "us")"). (Page references are to this Prospectus unless otherwise stated.)



    The Policy features:



    - flexible premium payments (see page 16);



    - a choice of one of two death benefit options (see page 15); and



    - a choice of underlying investment options (see pages 8-11)



    It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance policy with this Policy. This entire Prospectus, and those of the mutual funds available through the Company's Separate Account ("Variable Account"), should be read carefully to understand the Policy being offered.



    Those mutual funds ("Funds") are:



                                              MFS-Registered Trademark- Variable Insurance
                                              Trust
AIM Variable Insurance Funds, Inc.            MFS Emerging Growth Series
  AIM V.I. Capital Appreciation Fund          MFS Total Return Series
  AIM V.I. Growth Fund                        MFS Utilities Series
  AIM V.I. Value Fund                         MFS World Governments Series
  AIM V.I. Diversified Income Fund
                                              Templeton Variable Products Series Fund
CIGNA Variable Products Group                 Templeton Asset Allocation Fund -- Class 1
  CIGNA VP Money Market Fund                  Templeton International Fund -- Class 1
  CIGNA VP S&P 500 Index Fund                 Templeton Stock Fund -- Class 1

Fidelity Variable Insurance Products Fund
  Equity-Income Portfolio                     OCC Accumulation Trust
                                              Global Equity Portfolio
                                              Managed Portfolio
Fidelity Variable Insurance Products Fund II  Small Cap Portfolio
  Asset Manager Portfolio
  Investment Grade Bond Portfolio



THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF

THE MUTUAL FUNDS AVAILABLE AS FUNDING OPTIONS FOR THE POLICIES OFFERED BY THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND

EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                          PROSPECTUS DATED:

                               TABLE OF CONTENTS

                                                     PAGE
                                                  -----------
Technical Terms.................................           2
Highlights......................................           3
  Initial Choices to be Made....................           3
  Level or Varying Death Benefit................           3
  Amount of Premium Payments....................           4
  Selection of Funding Vehicles.................           4
  Charges and Fees..............................           5
  Changes in Specified Amount...................           5
The Company, the Separate Account and the
 General Account................................           6
Buying Variable Life Insurance..................           7
  Replacements..................................           8
The Funds.......................................           8
  Expense Data/Fee Table........................          12
  General.......................................          14
  Substitution of Securities....................          14
  Voting Rights.................................          14
  Fund Participation Agreements.................          15
Death Benefit...................................          15
    Death Benefit Options.......................          15
    Changes in Death Benefit Option.............          15
    Guaranteed Death Benefit Provision..........          16
    Payment of Death Benefit....................          16
    Changes in Specified Amount.................          16
Premium Payments; Transfers.....................          17
    Premium Payments............................          17
    Allocation of Net Premium Payments..........          18
    Transfers...................................          18
    Optional Variable Account Sub-Account
     Allocation Programs........................          19
      Dollar Cost Averaging.....................          19
      Automatic Rebalancing.....................          19
Charges; Fees...................................          20
    Premium Load................................          20
    Monthly Deductions..........................          20
    Transaction Fee for Excess Transfers........          21
    Mortality and Expense Risk Charge...........          21
    Surrender Charge............................          21
Policy Values...................................          22
    Accumulation Value..........................          22
    Variable Accumulation Unit Value............          23
    Surrender Value.............................          23
Surrenders......................................          23
    Partial Surrenders..........................          23
    Full Surrenders.............................          24
    Deferral of Payment and Transfers...........          24

                                                     PAGE
                                                  -----------
Lapse and Reinstatement.........................          24
    Lapse of a Policy; Effect of Guaranteed
     Death Benefit Provision....................          24
    Reinstatement of a Lapsed Policy............          24
Policy Loans....................................          25
Settlement Options..............................          26
Other Policy Provisions.........................          26
    Issuance....................................          26
    Short-Term Right to Cancel the Policy.......          26
    Policy Owner................................          26
    Beneficiary.................................          27
    Assignment..................................          27
    Right to Exchange for a Fixed Benefit
     Policy.....................................          27
    Incontestability............................          28
    Misstatement of Age or Sex..................          28
    Suicide.....................................          28
    Nonparticipating Policies...................          28
    Riders......................................          28
Tax Matters.....................................          28
    Policy Proceeds.............................          28
    Taxation of the Company.....................          30
    Section 848 Charges.........................          30
    Other Considerations........................          30
Other Matters...................................          31
    Directors and Officers of the Company.......          31
    Distribution of Policies....................          31
    Changes of Investment Policy................          32
    Other Contracts Issued by the Company.......          32
    State Regulation............................          32
    Reports to Policy Owners....................          32
    Advertising.................................          33
    Year 2000 Issues............................          33
    Legal Proceedings...........................          34
    Experts.....................................          34
    Registration Statement......................          34
Appendix 1......................................          35
    Corridor Percentages........................          35
Appendix 2......................................          36
    Maximum Cost of Insurance Rates.............          36
Appendix 3......................................          37
    Illustration of Surrender Charges...........          37
Appendix 4......................................          39
    Illustration of Accumulation Values,
     Surrender Values, and Death Benefits.......          39
Financial Statements............................         S-1

TECHNICAL TERMS



                    ACCUMULATION UNIT: A unit of measure used to calculate the value of a Variable Account Sub-Account.



                    CORRIDOR DEATH BENEFIT: The Death Benefit calculated as a percentage of the Accumulation Value rather than by reference to the Specified Amount to satisfy the Internal Revenue Service definition of "life insurance."



                    COST OF INSURANCE: The portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying Death Benefits in excess of the Accumulation Value, not including riders, supplemental benefits or monthly expense charges.



                    GRACE PERIOD: The 61-day period following a Monthly Anniversary Day on which the Policy's Surrender Value is insufficient to cover the current Monthly Deduction. The Company will send notice at least 31 days before the end of the Grace Period that the Policy will lapse without value unless a sufficient payment (described in the notification letter) is received by the Company.



                    GUARANTEED INITIAL DEATH BENEFIT PREMIUM: The Premium Payment(s) which must be made to guarantee the Initial Specified Amount for the first five Policy Years after issue, regardless of investment performance, assuming there will be no loans or partial surrenders.



                    GUIDELINE ANNUAL PREMIUM: The level amount, calculated in accordance with Rule 6e-3(T) under the Investment Company Act of 1940, required to mature the Policy under guaranteed mortality and expense charges and an annual interest rate of 5%.



                    MONTHLY ANNIVERSARY DAY: The day of the month as shown in the Policy Specifications, or the next Valuation Day if that day is not a Valuation Day or is nonexistent for that month, when the Company makes the Monthly Deduction.



                    POLICY YEAR: Each twelve-month period, beginning on the Issue Date, during which the Policy is in effect.



                    RIGHT-TO-EXAMINE PERIOD: The period of time following the issuance of the Policy during which the Owner may return the Policy and receive a refund of premiums paid, the latest of
                    (a) 10 days after the Policy is received, unless otherwise stipulated by state law requirements, (b) 10 days after the Company mails or personally delivers a Notice of Withdrawal Right to the Owner, or (c) 45 days after the application for the Policy is signed.



                    SURRENDER VALUE: The amount a Policy Owner can receive in cash by surrendering the Policy. This equals the Net Accumulation Value minus the applicable Surrender Charge. All of the Surrender Value may be applied to one or more of the Settlement Options.



                    VALUATION DAY: Every day on which Accumulation Units are valued; any day on which the New York Stock Exchange is open, except any day on which trading on the Exchange is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission, so that valuation or disposal of securities is not practicable.



                    VALUATION PERIOD: The period of time beginning on the day following a Valuation Day and ending on the next Valuation Day. A Valuation Period may be more than one day in length.

HIGHLIGHTS



                    This section is an overview of key Policy features. (Regulations in your state may vary the provisions of your own Policy.) Your Policy is a flexible premium variable life insurance policy. Its value may change on a:



                    1) fixed basis;


                    2) variable basis; or a


                    3) combination of both fixed and variable bases.



                    Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. This Policy may, or may not, be appropriate for your individual financial goals. The value of the Policy and, under one option, the death benefit amount depend on the investment results of the funding options you select.



                    At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986 (the "Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from such tax treatment. The Company reserves the right to return your premium payments if they result in your Policy failing to meet Code requirements.



                    INITIAL CHOICES TO BE MADE



                    The Policy Owner (the "Owner" or "you") is the person named in the "Policy Specifications" who has all of the Policy ownership rights. Under an Employer Group Policy, this person is called the Certificate Owner and is given a Certificate in place of a Policy. If no Owner is named, the Insured (the person whose life is insured under the Policy or the Certificate) will be the Owner of the Policy. You, as the Owner, have three important choices to make when the Policy is first purchased. You need to choose:



                    1) one of the two Death Benefit Options (described on page
                    15);


                    2) the amount of premium you want to pay; and


                    3) the amount of your Net Premium Payment to be placed in
                       each of the funding options you select. The Net Premium Payment is the balance of your Premium Payment that remains after certain charges are deducted from it.



                    LEVEL OR VARYING DEATH BENEFIT



                    The Death Benefit is the amount the Company pays to the Beneficiary(ies) when the Insured dies. Before we pay the Beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the Death Benefit. The Company calculates the Death Benefit payable as of the date on which the Insured died.



                    When you purchase your Policy, you must choose one of two Death Benefit Options:



                    1) a level death benefit; or


                    2) a varying death benefit.



                    If you choose the level Death Benefit Option, the Death Benefit will be the greater of:



                    1) the Specified Amount, which is the amount of the death
                       benefit in effect for the Policy when the Insured died (The Specified Amount is on the Policy's Specification
                       Page); or


                    2) the Corridor Death Benefit, which is the death benefit
                       calculated as a percentage of the Accumulation Value.

                    If you choose the varying Death Benefit Option, the Death Benefit will be the greater of:



                    1) the Specified Amount plus the Net Accumulation Value when the Insured died. The Net Accumulation Value is the total of the balances in the Fixed Account, and the Variable Account minus any outstanding Loan Account amounts; or


                    2) the Corridor Death Benefit. See page 16.



                    This policy contains a Guaranteed Initial Death Benefit Premium. This means that the Death Benefit will not be lower than the Initial Specified Amount regardless of the gains or losses of the Funds you select as long as you pay that Premium. Therefore, the Initial Death Benefit under your Policy would be guaranteed for five years even though your Net Accumulation Value is insufficient to pay your current Monthly Deductions. If you have borrowed against your Policy or surrendered a portion of your Policy, your Initial Death Benefit will be reduced by the Loan Account balance and any surrendered amount.



                    AMOUNT OF PREMIUM PAYMENT



                    When you apply for your Policy, you must decide how much premium to pay. Premium payments may be changed within the limits described on page 17.



                    You may use the value of the Policy to pay the premiums due and continue the Policy in force if sufficient values are available for premium payments. Be careful; if the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more premium payments. Charges against Policy values for the cost of insurance (see page 20) increase as the Insured gets older.



                    If your Policy lapses because your Monthly Premium Deduction is larger than the Net Accumulation Value, you may reinstate your Policy. See page 24.



                    When you first receive your Policy you will have 10 days to look it over, unless state law requires a greater time. This is called the "Right-to-Examine" time period. Use this time to review your Policy and make sure it meets your needs. During this time period your Initial Premium Payment will be deposited in the Fixed Account. If you then decide you do not want your Policy, we will return all Premium Payments to you with no interest paid. See page 26.



                    SELECTION OF FUNDING VEHICLES



                    This Prospectus focuses on the Variable Account investment information that makes up the "variable" part of the contract. If you put money into the variable funding options, you assume all the investment risk on that money. This means that if the mutual fund(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If those funds lose value, so does your Policy. Each fund has its own investment objective. You should review each fund's Prospectus before making your decision.



                    You must choose the Fund(s) in which you want to place each Net Premium Payment. These Fund Sub-Accounts make up the Variable Account. Each Sub-Account invests in shares of a certain Fund. You may also choose to place your Net Premium Payment or part of it into the Fixed Account. A Variable Sub-Account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance. See page 8.

                    You may also use The Company's Fixed Account to fund your Policy. Net Premium payments put into the Fixed Account:



                     - become part of the Company's General Account;



                     - do not share the investment experience of the Separate
                       Account; and



                     - have a guaranteed minimum interest rate of 4% per year.



                    Interest beyond 4% is credited at the Company's discretion. For additional information on the Fixed Account, see page 7 and the Policy itself.



                    CHARGES AND FEES



                    We deduct a premium charge of 5% from each Premium Payment. We make monthly deductions for administrative expenses (currently, $15 per month for the first Policy Year and $5 per month afterwards, guaranteed not to exceed $10 after the first Policy Year) along with the Cost of Insurance and any riders that are placed on your Policy. We make daily charges against the Variable Account for mortality and expense risk. This charge is currently at an annual rate of .80% for Policy Years 1-12, 0.55% for Policy Year 13 and beyond. The charge is guaranteed not to exceed .90% per year.



                    Each Fund has its own management fee charge, also deducted daily. Each Fund's expense levels will affect its investment results. The table on pages 12-13 shows you current expense levels for each Fund.



                    Each Policy Year you may make 12 transfers between funding options without charge. Beyond 12, a $25 fee may apply.



                    The Surrender Charge is the amount retained by the Company if the Policy is surrendered. We charge you $25, but not more than 2% of the amount withdrawn, each time you request a partial surrender of your Policy. If you totally surrender your Policy within the first 10 years, a Surrender Charge will be deducted in computing what will be paid you. If you surrender your Policy within the first 10 years after an increase in the Specified Amount, a Surrender Charge will also be imposed in addition to any existing Surrender Charges. See page 21.



                    You may borrow within described limits against the Policy. You may surrender the Policy in full or withdraw part of its value. A Surrender Charge is applied if the Policy is surrendered totally.



                    If you borrow against your Policy, 8% annual interest will be charged to the Loan Account Value. You may pay that interest or have it added to your loan. The Company will credit interest on the Loan Account Value at an annual rate equal to the interest rate charged minus 1% for the first ten Policy Years, and thereafter at the annual interest rate charged on the loan.



                    CHANGES IN SPECIFIED AMOUNT



                    The Initial Specified Amount is the amount originally chosen by the Policy Owner and is initially equal to the Death Benefit.



                    Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000. Such changes will affect other aspects of your Policy. See page 14.

THE COMPANY, THE SEPARATE ACCOUNT AND
THE GENERAL ACCOUNT



                    The Company is a Connecticut life insurance company incorporated in 1865, located at 900 Cottage Grove Road, Hartford, CT 06152. Wholly-owned by Connecticut General Corporation, and in turn by CIGNA Holdings, Inc. and CIGNA Corporation, it is licensed to do business in all states, the District of Columbia and Puerto Rico.



                    CG Variable Life Insurance Separate Account II ("Account II") is a "separate account" of the Company established pursuant to a July 6, 1994 resolution of our Board of Directors. Under Connecticut law, the assets of Account II attributable to the Policies, though our property, are not chargeable with liabilities of any other business of the Company and are available first to satisfy our obligations under the Policies. Account II income, gains, and losses are credited to or charged against Account II without regard to our other income, gains, or losses. Its values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "Commission") as a "unit investment trust" under the 1940 Act and meets the 1940 Act's definition of "separate account". Such registration does not involve Commission supervision of Account II's or our management, investment practices, or policies. We have other registered separate accounts which fund other variable life insurance policies and variable annuity contracts.



                    Account II is divided into Sub-Accounts, each of which is invested solely in the shares of one of the Funds. On each Valuation Day, Net Premium Payments allocated to Account II will be invested in Fund shares at net asset value, and monies necessary to pay for deductions, charges, transfers and surrenders from Account II are raised by selling Fund shares at net asset value.



                    The Funds and their investment objectives, which they may or may not achieve, are on pages 8-11. More Fund information is in the Funds' prospectuses, which must accompany or precede this prospectus and should be read carefully. Some Funds have investment objectives and policies similar to those of other funds managed by the same investment adviser. Their investment results may be higher or lower than those of the other funds, and there can be no assurance, and no representation is made, that a Fund's investment results will be comparable to the investment results of any other fund.



                    We reserve the right to add, withdraw or substitute Funds, subject to the conditions of the Policy and to compliance with regulatory requirements, if in our sole discretion legal, regulatory, marketing, tax or investment considerations so warrant or in the event a particular Fund is no longer available for investment by the Sub-Accounts. No substitution will take place without prior approval of the Commission, to the extent required by law.



                    Shares of the Funds may be used by us and other insurance companies to fund both variable annuity contracts and variable life insurance policies. While this is not perceived as problematic, the Funds' governing bodies (Boards of Directors/Trustees) have agreed to monitor events to identify any material irreconcilable conflicts which might arise and to decide what responsive action might be appropriate. If a separate account were to withdraw its investment in a Fund because of a conflict, a Fund might have to sell portfolio securities at unfavorable prices.



                    The Lincoln National Life Insurance Company ("Lincoln") and its affiliates perform certain administrative functions relating to the Policies, and maintains books and records necessary to operate and administer the Contracts.

                    A Policy may also be funded in whole or in part through the "Fixed Account", part of the Company's General Account supporting its insurance and annuity obligations. We will credit interest on amounts held in the Fixed Account as we determine from time to time, but not less than 4% per year. Interest, once credited, and Fixed Account principal are guaranteed. Interests in the Fixed Account have not been registered under the 1933 Act in reliance on exemptive provisions. The Commission has not reviewed Fixed Account disclosures, but they are subject to securities law provisions relating to accuracy and completeness.



BUYING VARIABLE LIFE INSURANCE



                    The Policies this Prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-aversive or want more predictable premium levels and benefits may be more comfortable buying more traditional, non-variable life insurance. However, variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection and willing to assume investment risk and to monitor investment choices they have made.



                    Flexibility starts with the ability to make differing levels of premium payments. A young family just starting out may only be able to pay modest premiums initially but hope to increase premium payments over time. At first, this family would be paying primarily for the insurance feature (perhaps at ages where the insurance cost is relatively low) and later use a Policy more as a savings vehicle. A customer at peak earning capacity may wish to pay substantial premiums for a limited number of years prior to retirement, after which Policy values may suffice, based on future expected return results, though not guaranteed, to keep the Policy inforce for the expected lifetime and to provide, through loans, supplemental retirement income. A customer may be able to pay a large single premium, using the Policy primarily as a savings and investment vehicle for potential tax advantages. A parent or grandparent may find a policy on the life of a child or grandchild a useful gifting opportunity over a period of years and the basis of an investment program for the donee. A business may be able to use a Policy to fund non-qualified executive compensation or business continuation plans.



                    Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated. The Guaranteed Death Benefit Provision, if elected, may help to assure a death benefit even if investment results are unfavorable.



                    Flexibility also results from being able to select, monitor and change investment choices within a Policy. With the wide variety of funding options available, it is possible to fine tune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should be prepared to monitor their investment choices on an ongoing basis.



                    Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the Policy generates no taxable gain or loss. And any investment income and realized capital gains within a fund are automatically reinvested without being taxed to the Policy owners. Policy values therefore accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.



                    While these tax deferral features also apply to variable annuities, liquidity (the ability of Policy owners to access Policy values) is normally more easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (see page 29), an owner can borrow Policy values tax-free, without surrender charges and at low net interest cost. Policy loans can be a source of retirement income. Variable annuity withdrawals are generally taxable to the extent of accumulated income, may be subject to surrender charges, and will result in penalty tax if made before age 59 1/2.



                    Depending on the death benefit option chosen, accumulated Policy values may also be part of the eventual death benefit payable. If a Policy is heavily funded and investment performance is very favorable, the death benefit may increase even further because of tax law requirements that the death benefit be a certain multiple of Policy value, depending on the Insured's age (see page 15). The death benefit is income-tax free and may, with proper estate planning, be estate-tax free. A tax advisor should be consulted.



                    The costs and expenses of variable life insurance ownership which are directly related to Policy values (i.e. asset based costs) are not unlike those incurred through investment in mutual funds or variable annuities. A significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (the death benefit less Policy value) and increases as the insured grows older. This charge varies by age, underwriting classification, smoking status and in most states by gender. The effect of its increase can be seen in illustrations in this Prospectus (see Appendix 4) or in personalized illustrations available upon request. Surrender charges, which decrease over time, are another significant additional cost if the Policy is not retained.



                    REPLACEMENTS



                    Before purchasing the Policy to replace, or to be funded with proceeds borrowed or withdrawn from, an existing life insurance policy, an applicant should consider a number of matters. Will any commission will be paid to an agent or any other person with respect to the replacement? Are coverages and comparable values available from the Policy, as compared to his or her existing policy? The Insured may no longer be insurable, or the contestability period may have elapsed with respect to the existing policy, while the Policy could be contested. The Owner should consider similar matters before deciding to replace the Policy or withdraw funds from the Policy for the purchase of funding a new policy of life insurance.


THE FUNDS

                    Each of the nineteen Sub-Accounts of the Variable Account is invested solely in the shares of one of the nineteen Funds available as funding vehicles under the Policies. Each of the Funds is a series of one of seven entities, all Massachusetts business trusts, except for AIM Variable Insurance Funds, Inc., a Maryland corporation. Each such entity is registered as an open-end, diversified management investment company under the 1940 Act. These entities are collectively referred to herein as the "Trusts."

                    The seven Trusts and their Investment advisers and distributors are:

                        AIM Variable Insurance Funds, Inc. ("AIM V.I. Fund"), managed by A I M Advisors, Inc., and distributed by A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173;

                        CIGNA Variable Products Group ("CIGNA Group"), managed by CIGNA Investments, Inc., and distributed by CIGNA Financial Services, Inc., One Commercial Plaza, 280 Trumbull Street, Hartford, CT 06103;

                        Variable Insurance Products Fund ("Fidelity VIP"), and Variable Insurance Products Fund II ("Fidelity VIP II"), managed by Fidelity Management & Research
                        Company and distributed by Fidelity Distributors Corporation, 82 Devonshire Street, Boston, MA 02103;

                        MFS-Registered Trademark- Variable Insurance Trust ("MFS Trust"), managed by Massachusetts Financial Services Company and distributed by MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116;

                        Templeton Variable Products Series Fund ("Templeton Trust"), managed by Templeton Investment Counsel, Inc. and its Templeton and Franklin affiliates and distributed by Franklin/Templeton Distributors, Inc., 700 Central Avenue, St. Petersburg, FL 33701;

                        OCC Accumulation Trust ("OCC Trust") (formerly Quest for Value Accumulation Trust), managed by OpCap Advisors (formerly Quest for Value Advisors) and distributed by OCC Distributors (formerly Quest for Value Distributors), One World Financial Center, New York, NY 10281.

                    Four Funds of AIM V.I. Fund are available under the
                    Policies:

                        AIM V.I. Capital Appreciation Fund;
                        AIM V.I. Diversified Income Fund;
                        AIM V.I. Growth Fund;
                        AIM V.I. Value Fund.

                    Two Funds of CIGNA Variable Products Group are available under the Policies:

                        CIGNA VP Money Market Fund;
                        CIGNA VP S&P 500 Index Fund.

                    One Fund of FIDELITY VIP is available under the Policies:

                        Equity-Income Portfolio ("Fidelity VIP Equity-Income Portfolio").

                    Two Funds of FIDELITY VIP II are available under the
                    Policies:

                        Asset Manager Portfolio ("Fidelity VIP II Asset Manager
                    Portfolio");
                        Investment Grade Bond Portfolio ("Fidelity VIP II
                    Investment Grade Bond Portfolio").

                    Four Funds of MFS Trust are available under the Policies:

                        MFS Emerging Growth Series;
                        MFS Total Return Series;
                        MFS Utilities Series;
                        MFS World Governments Series.

                    Three Funds of TEMPLETON Trust are available under the
                    Policies:

                        Templeton Asset Allocation Fund: Class 1;
                        Templeton International Fund: Class 1;
                        Templeton Stock Fund: Class 1.

                    Three Funds of OCC Accumulation Trust are available under the Policies:

                        Global Equity Portfolio;
                        Managed Portfolio;
                        Small Cap Portfolio.

                    The investment advisory fees charged the Funds by their advisers are shown on pages 12 and 13 of this Prospectus.


                    There follows a brief description of the investment objective and program of each Fund. There can be no assurance that any of the stated investment objectives will be achieved.

                    AIM V.I. CAPITAL APPRECIATION FUND (Small Cap Stocks): Seeks to provide capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.

                    AIM V.I. DIVERSIFIED INCOME FUND (Fixed
                    Income - Intermediate Term Bonds): Seeks to achieve a high level of current income primarily by investing in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds").

                    AIM V.I. GROWTH FUND (Large Cap Stocks): Seeks to provide growth of capital through investments primarily in common stocks of leading U.S. companies considered by its adviser to have strong earnings momentum.

                    AIM V.I. VALUE FUND (Large Cap Stocks): Seeks to achieve long-term growth of capital by investing primarily in equity securities judged by its adviser to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective.

                    CIGNA VP MONEY MARKET FUND (Money Market): Seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments.

                    CIGNA VP S&P 500 INDEX FUND (Large Cap Stocks): Seeks to achieve its objective of long-term growth of capital by attempting to replicate the composition and total return, reduced by fund expenses, of the Standard and Poor's 500 Composite Stock Price Index.

                    FIDELITY VIP II ASSET MANAGER PORTFOLIO (Balanced or Total Return): Seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

                    FIDELITY VIP II INVESTMENT GRADE BOND PORTFOLIO (Fixed Income - Intermediate Term Bonds): Seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities.

                    FIDELITY VIP EQUITY-INCOME PORTFOLIO (Large Cap Stocks):
                    Seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500).

                    MFS EMERGING GROWTH SERIES (Large Cap Stocks): Seeks to provide long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.

                    MFS TOTAL RETURN SERIES (Balanced or Total Return): Seeks primarily to obtain above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

                    MFS UTILITIES SERIES (Specialty): Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal circumstances, at least 65% of its assets in equity and debt securities of utility companies.

                    MFS WORLD GOVERNMENTS SERIES (International Fixed Income):
                    Seeks not only preservation, but also growth, of capital together with moderate current income through a professionally managed, internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities.

                    TEMPLETON ASSET ALLOCATION FUND -- CLASS 1 (Balanced or Total Return): Seeks a high level of total return through a flexible policy of investing in stocks of companies in any nation, debt securities of companies and governments of any nation, and in money market instruments. Assets are allocated among different investments depending upon worldwide market and economic conditions.

                    TEMPLETON INTERNATIONAL FUND -- CLASS 1 (International Stocks): Seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States.

                    TEMPLETON STOCK FUND -- CLASS 1 (Global Stocks): Seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world, including the U.S.

                    OCC ACCUMULATION TRUST GLOBAL EQUITY PORTFOLIO (International Stocks): Seeks long-term capital appreciation through a global investment strategy primarily involving equity securities.

                    OCC ACCUMULATION TRUST MANAGED PORTFOLIO (Balanced or Total Return): Seeks growth of capital over time through investment in a portfolio of common stocks, bonds and cash equivalents, the percentage of which will vary based on management's assessments of relative investment values.

                    OCC ACCUMULATION TRUST SMALL CAP PORTFOLIO (Small Cap Stocks): Seeks capital appreciation through investments in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.

                    The AIM V.I. Diversified Income Fund, Fidelity VIP Equity-Income Portfolio, Fidelity VIP II Asset Manager Portfolio, MFS Total Return Series, MFS Utilities Series, MFS World Governments Series, OCC Global Equity Portfolio, OCC Managed Portfolio, OCC Small Cap Portfolio, Templeton Asset Allocation Fund, Templeton International Fund and Templeton Stock Fund portfolios may invest in non-investment grade, high yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Fund prospectuses.

EXPENSE DATA

The purpose of the following Table is to help Purchasers and prospective purchasers understand the costs and expenses that are borne, directly and indirectly, by Purchasers assuming that all Net Premium Payments are allocated to the Variable Account. The table reflects expenses of the Variable Account as well as of the individual Funds underlying the Variable Sub-Accounts. The Mortality and Expense Risk Charge shown is the currently charged rate during the first twelve Policy Years. It currently declines to .55% per year thereafter and is guaranteed not to exceed .90% per year. Fund expenses are based on historical fund expenses as a percentage of net assets for the year ended December 31, 1997, except as indicated. Expenses of the funds are not fixed or specified under the terms of the Contracts, and actual expense may vary.

                                   FEE TABLE

                                             AIM VARIABLE INSURANCE FUNDS, INC.
                                     --------------------------------------------------
                                       AIM V.L.
                                        CAPITAL       AIM V.I.     AIM V.I.   AIM V.I.
                                     APPRECIATION   DIVERSIFIED     GROWTH      VALUE
                                         FUND       INCOME FUND      FUND       FUND
                                     -------------  ------------   --------   ---------
SEPARATE ACCOUNT ANNUAL EXPENSES
Mortality and Expense Risk
 Charge............................      0.80%           0.80%      0.80%      0.80%
Total Separate Account Annual
 Expenses..........................      0.80%           0.80%      0.80%      0.80%
FUND PORTFOLIO ANNUAL EXPENSES
Management Fees....................      0.63%           0.60%      0.65%      0.62%
Other Expenses.....................      0.05%           0.20%      0.08%      0.08%
Total Fund Portfolio Annual
 Expenses..........................      0.68%(1)        0.80%(1)   0.73%(1)   0.70%(1)

                                                                              FIDELITY VARIABLE INSURANCE
                                                  CIGNA VP                          PRODUCTS FUNDS
                                                    GROUP                  ---------------------------------
                                     -----------------------------------    VIP II       VIP        VIP II
                                         CIGNA VP            CIGNA          ASSET      EQUITY-    INVESTMENT
                                          MONEY              VP S&P        MANAGER     INCOME     GRADE BOND
                                       MARKET FUND       500 INDEX FUND    PORTFOLIO  PORTFOLIO   PORTFOLIO
                                     ----------------   ----------------   --------   ---------   ----------
SEPARATE ACCOUNT ANNUAL EXPENSES
Mortality and Expense Risk
 Charge............................            0.80%              0.80%       0.80%      0.80%      0.80%
Total Separate Account Annual
 Expenses..........................            0.80%              0.80%       0.80%      0.80%      0.80%
FUND PORTFOLIO ANNUAL EXPENSES
Management Fees....................            0.35%              0.25%       0.55%      0.50%      0.44%
Other Expenses.....................            0.15%              0.00%       0.10%      0.08%      0.14%
Total Fund Portfolio Annual
 Expenses..........................            0.50%(2)           0.25%(2)    0.65%(3)    0.58%(3)   0.58%

------------------------
(1) A I M Advisors, Inc. ("AIM") may from time to time voluntarily waive or reduce its respective fees. Effective May 1, 1998, the Funds reimburse AIM in an amount up to 0.25% of the average net asset value of each Fund, for expenses incurred in providing, or assuring that participating insurance companies provide, certain administrative services. Currently, the fee only applies to the average net asset value of each Fund in excess of the net asset value of each Fund as calculated on April 30, 1998.

(2) Through May 1, 1999, the Funds' adviser has agreed to bear expenses of the Funds so that Total Fund Portfolio Annual Operating Expenses do not exceed 0.50% and 0.25% of average daily net asset value for the VP Money Market and the VP S&P 500 Index Funds, respectively. Otherwise, Total Fund Portfolio Annual Operating Expenses would have been 1.11% and 0.55% of average daily net asset value for 1997 for the VP Money Market and the VP S&P 500 Index Funds, respectively.

(3) A portion of the brokerage commissions that certain funds paid was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, Total Fund Portfolio Annual Expenses would have been 0.64% for the VIP II Asset Manager Portfolio and 0.57% for the VIP Equity-Income Portfolio.

The table does not reflect the monthly deductions for the cost of insurance and any riders, nor does it reflect the monthly deduction of $15 during the first Policy Year, and currently, $5 thereafter for administrative expenses. The information set forth should be considered together with the information provided in this Prospectus under the heading "Charges and Fees", and in each Fund's Prospectus. All expenses are expressed as a percentage of average account value.

                 MFS VARIABLE INSURANCE TRUST
   ---------------------------------------------------------
       MFS             MFS
     EMERGING         TOTAL          MFS         MFS WORLD
      GROWTH         RETURN       UTILITIES     GOVERNMENTS
      SERIES         SERIES         SERIES         SERIES
   ------------    -----------   ------------   ------------
       0.80%          0.80%          0.80%          0.80%

       0.80%          0.80%          0.80%          0.80%

       0.75%          0.75%          0.75%          0.75%
       0.12%(5)       0.25%(5)       0.25%(5)       0.25%(5)
       0.87%          1.00%(4)       1.00%(4)       1.00%(4)

                         TEMPLETON VARIABLE PRODUCTS
                                 SERIES FUNDS
                 --------------------------------------------
   ------------    TEMPLETON
       MFS           ASSET           TEMPLETON      TEMPLETON
     EMERGING      ALLOCATION      INTERNATIONAL      STOCK
      GROWTH          FUND             FUND           FUND
      SERIES        CLASS 1           CLASS 1        CLASS 1
   ------------  --------------    -------------    ---------
       0.80%           0.80%               0.80%        0.80%
       0.80%           0.80%               0.80%        0.80%
       0.75%           0.60%(6)            0.69%(6)     0.69%(6)
       0.12%(5)        0.18%(6)            0.19%(6)     0.19%(6)
       0.87%           0.78%               0.88%        0.88%


   ------------         OCC ACCUMULATION TRUST
       MFS        -----------------------------------
     EMERGING      GLOBAL
      GROWTH       EQUITY       MANAGED     SMALL CAP
      SERIES      PORTFOLIO    PORTFOLIO    PORTFOLIO
   ------------   ---------    ---------    ---------
       0.80%          0.80%        0.80%        0.80%
       0.80%          0.80%        0.80%        0.80%
       0.75%          0.79%(7)     0.80%(7)     0.80%(7)
       0.12%(5)       0.40%(8)     0.07%(8)     0.17%(8)
       0.87%          1.19%(9)     0.87%(9)      .97%(9)

------------------------
(4) The Adviser has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that each Series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the current fiscal year. Otherwise, "Other Expenses" for the Total Return Series, Utilities Series and World Government Series would be 0.27%, 0.45% and 0.40% respectively, and "Total Fund Portfolio Annual Expenses" would be 1.02%, 1.20%, and 1.15% respectively, for these Series. See "Information Concerning Shares of Each Series--Expenses."
(5) Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses".
(6) Management Fees and Total Operating Expenses have been restated to reflect the management fee schedule approved by shareholders and effective May 1, 1997. See fund prospectus for details. Actual Management Fees and Total Fund Operating Expenses during 1997 were lower.
(7)  Reflects management fees after taking into effect any waiver.
(8) Other Expenses are shown gross of expense offsets afforded the Portfolios which effectively lowered overall custody expenses.

(9) Total Portfolio Expenses for the Small Cap and Managed Portfolios are limited by OpCap Advisors so that their respective annualized operating expenses (net of any expense offsets) do not exceed 1.00% of average daily net assets. Total Portfolio Expenses for the Global Equity Portfolio are limited to 1.25% of average daily net assets. Without such limitation and without giving effect to any expense offsets, the Management Fees, Other Expenses and Total Portfolio Expenses incurred for the fiscal year ended December 31, 1997 would have been: .80%, .17% and .97%, respectively, for the Small Cap Portfolio, .80%, .07% and .87%, respectively, for the Managed Portfolio and .80%, .40% and 1.20%, respectively, for the Global Equity Portfolio.

                    GENERAL

                    There is no assurance that the investment objective of any of the Funds will be met. A Policy Owner bears the complete investment risk for Accumulation Values allocated to a Sub-Account. Each of the Sub-Accounts involves inherent investment risk, and such risk varies significantly among the Sub-Accounts. Policy Owners should read each Fund's prospectus carefully and understand the Funds' relative degrees of risk before making or changing investment choices. Additional Funds may, from time to time, be made available as investments to underlie the Policies. However, the right to make such selections will be limited by the terms and conditions imposed on such transactions by the Company (See "Premium Payments").

                    Required premium levels will vary based on market performance. In a prolonged market downturn, affecting all Sub-Accounts, additional Premium Payments may be necessary to maintain the level of coverage or to avoid lapsing of the Policy. Review of periodic contract statements is strongly suggested to determine appropriate premium requirements.

                    SUBSTITUTION OF SECURITIES

                    If the shares of any Fund should no longer be available for investment by the Variable Account or if, in the judgment of the Company, further investment in such shares should become inappropriate in view of the purpose of the investment objectives of the Policies, the Company may substitute shares of another Fund. No substitution of securities in any Sub-Account may take place without prior approval of the Commission and under such requirements as it may impose.

                    VOTING RIGHTS

                    In accordance with its view of present applicable law, the Company will vote the shares of each Fund held in the Variable Account at special meetings of the shareholders of the particular Series Fund in accordance with written instructions received from persons having the voting interest in the Variable Account. The Company will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares for which it has received instructions. The Series Funds do not hold regular meetings of shareholders.

                    The number of shares which a person has a right to vote will be determined as of a date to be chosen by the appropriate Series Fund not more than sixty (60) days prior to the meeting of the particular Series Fund. Voting instructions will be solicited by written communication at least fourteen
                    (14) days prior to the meeting.

                    The Funds' shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies issued through separate accounts of the Company and other life insurance companies. The Series Funds do not foresee any disadvantage to Policy Owners arising out of the fact that shares may be made available to separate accounts which are used in connection with both variable annuity and variable life insurance products. Nevertheless, the Series Funds' Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force a Fund to sell portfolio securities at disadvantageous prices.

                    FUND PARTICIPATION AGREEMENTS


                    The Company has entered into agreements with the various Series Funds and their advisers or distributors under which the Company makes the Funds available under the Policies and performs certain administrative services. The advisers or distributors may compensate the Company therefor at rates ranging from .10% to .25% per year of Policy assets held in a particular Fund.


DEATH BENEFIT

                    DEATH BENEFIT OPTIONS


                    Two different Death Benefit Options are available for determining the Death Benefit. The amount payable under either option will be determined as of the date of the Insured's death.


                    Under OPTION 1 the Death Benefit will be the greater of the Specified Amount (a minimum of $100,000 as of the date of this Prospectus), or the applicable percentage (the "Corridor Percentage") of the Accumulation Value required to maintain the Policy as a "life insurance contract" for tax purposes (the "Corridor Death Benefit"). The Corridor Percentage is 250% through the Insured's age 40 and decreases in accordance with the table in "Payment of Death Benefit" to 100% at the Insured's age 95. Option 1 provides a level Death Benefit until the Corridor Death Benefit exceeds the Specified Amount.

                    Under OPTION 2 the Death Benefit will be the greater of the Specified Amount (a minimum of $100,000 as of the date of this Prospectus), plus the Accumulation Value, or the Corridor Death Benefit. Option 2 provides a varying Death Benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options chosen.

                    Under both Option 1 and Option 2, the proceeds payable upon death will be the Death Benefit, reduced by partial surrenders and by the amount necessary to repay any loans in full. Option 1 will be in effect unless Option 2 has been elected in the application for the Policy or unless a change has been allowed.

                    CHANGES IN DEATH BENEFIT OPTION


                    A Death Benefit Option change will be allowed upon the Owner's written request to the Variable Life Services Center in form satisfactory to the Company, subject to the following conditions:


                     - The change will take effect on the Monthly Anniversary
                       Day or on the next Valuation Day following the date of receipt of the request.

                     - There will be no change in the Surrender Charge, and
                       evidence of insurability may be required.

                     - No change in the Death Benefit Option may reduce the
                       Specified Amount below $100,000.

                     - For changes from Option 1 to Option 2, the new Specified
                       Amount will equal the Specified Amount less the Accumulation Value at the time of the change.

                     - For changes from Option 2 to Option 1, the new Specified
                       Amount will equal the Specified Amount plus the Accumulation Value at the time of the change.

                    GUARANTEED DEATH BENEFIT PROVISION

                    The Guaranteed Death Benefit Provision assures that, as long as the Guaranteed Initial Death Benefit Premium is paid, the Death Benefit will not be less than the Initial Specified Amount during the first five Policy Years even if the Net Accumulation Value is insufficient to cover the current Monthly Deductions, assuming there have been no loans or partial surrenders.

                    Changes in Initial Specified Amount, partial surrenders, and Death Benefit Option changes during the first five Policy Years may affect the Guaranteed Death Benefit Premium. These events and loans may also affect the Policy's ability to remain in force.

                    PAYMENT OF DEATH BENEFIT


                    The Death Benefit is the amount payable to the Beneficiary upon the death of the Insured in accordance with the Death Benefit Option elected. Any outstanding loan amounts or overdue deductions are deducted prior to payment of the proceeds.



                    The Death Benefit under the Policy will be paid in a lump sum within seven days after receipt at the Variable Life Services Center of due proof of the Insured's death (a certified copy of the death certificate), unless the Owner or the Beneficiary has elected that it be paid under one or more of the Settlement Options (See "Settlement Options"). Payment of the Death Benefit may be delayed if the Policy is being contested.


                    While the Insured is living, the Owner may elect a Settlement Option for the Beneficiary and deem it irrevocable, and may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the death of the Insured, unless the Owner has made an irrevocable election.

                    All or a part of the Death Benefit may be applied under one or more of the Settlement Options, or such other options as the Company may make available in the future.

                    If the Policy is assigned as collateral security, the Company will pay any amount due the assignee in one lump sum. Any excess Death Benefit due will be paid as elected.


                    The Death Benefit under the Policy at any point in time must be at least the "Corridor Percentage" of the Accumulation Value based on the Insured's attained age. The table of Corridor Percentages is in Appendix 1.


                    CHANGES IN SPECIFIED AMOUNT


                    Changes in the Specified Amount of a Policy can be made by submitting a written request to the Administrative Office in form satisfactory to us.


                    Changes in the Specified Amount are subject to the following conditions:

                     - Satisfactory evidence of insurability and a supplemental application may be required for an increase in the Specified Amount.

                     - An increase in the Specified Amount will increase the
                       Surrender Charge.

                     - As of the date of this Prospectus, the minimum allowable increase in Specified Amount is $1,000.

                     - No decrease may reduce the Specified Amount to less than
                       $100,000.

                     - No decrease may reduce the Specified Amount below the
                       minimum required to maintain the Policy's status under the Code as a life insurance policy.

PREMIUM PAYMENTS; TRANSFERS

                    PREMIUM PAYMENTS


                    The Policies provide for flexible premium payments. Premium Payments are payable in the frequency and in the amount selected by the Policy Owner. The initial Premium Payment is due on the Issue Date and is payable in advance. The minimum payment is the amount necessary to maintain a positive Net Accumulation Value or Guaranteed Minimum Death Benefit. Each subsequent Premium Payment must be at least $100. We reserve the right to decline any application or Premium Payment.



                    After the initial Premium Payment, all Premium Payments must be sent directly to the Administrative Office and will be deemed received when actually received there.


                    The Policy Owner may elect to increase, decrease or change the frequency of Premium Payments.


                    PLANNED PREMIUMS are Premium Payments scheduled when a Policy is applied for. This is the amount for which the Company sends a premium reminder notice. They can be billed annually, semiannually or quarterly. Pre-authorized automatic monthly check payments may also be arranged.


                    ADDITIONAL PREMIUMS are any Premium Payments made ($100 minimum) in addition to Planned Premiums.

                    GUARANTEED INITIAL DEATH BENEFIT PREMIUM, if paid during each of the first five Policy Years, enables the Policy to remain in force regardless of investment performance, assuming no surrenders or loans during that time. The Guaranteed Initial Death Benefit Premium is stated in the Policy Specifications. An increase in Specified Amount would require a recalculation of the Guaranteed Initial Death Benefit Premium. If this premium is not paid, or there are partial surrenders or loans taken during the first five Policy Years, the Policy will lapse during the first five Policy Years if the Net Accumulation Value is less than the next Monthly Deduction, just as it would after the first five Policy Years at any time the Net Accumulation Value is less than the next Monthly Deduction.

                    Payment of Planned Premiums or Additional Premiums in any amount will not, except as noted above, guarantee that the Policy will remain in force. Conversely, failure to pay Planned Premiums or Additional Premiums will not necessarily cause a Policy to lapse (See "Guaranteed Death Benefit Provision").

                    PREMIUM INCREASES. At any time, the Owner may increase Planned Premiums, or pay Additional Premiums, but:


                     - Evidence of insurability may be required if the
                       Additional Premium or the new Planned Premium during the current Policy Year would increase the difference between the Death Benefit and the Accumulation Value. If satisfactory evidence of insurability is requested and not provided, we will refund the increase in premium without interest and without participation of such amounts in any underlying funding options.



                     - In no event may the total of all Premium Payments exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. If, at any time, a Premium Payment would result in total Premium Payments exceeding such maximum premium limitation, we will only accept that portion of the Premium Payment which will make total premiums equal the maximum. Any part of the Premium Payment in excess of that amount will be returned or applied as otherwise agreed and no further Premium Payments will be accepted until allowed by the then-current maximum premium limitations prescribed by law.

                     - If there is any Policy indebtedness, any additional Net
                       Premium Payments will be used first as a loan repayment with any excess applied as an additional Net Premium Payment.

                    ALLOCATION OF NET PREMIUM PAYMENTS


                    The Net Premium Payment is the portion of a Premium Payment, after deduction of 5.0% for the premium load, available for allocation to the Funds you selected.



                    When you purchase Policy, you must decide how to allocate Net Premium Payments among the Sub-Accounts and the Fixed Account. Allocation to any one Variable Account Sub-Account or to the Fixed Account must be in whole percentages. No allocation can be made which would result in a Sub-Account Value of less than $50 or a Fixed Account value of less than $2,500. For each Variable Account Sub-Account, the Net Premium Payments are converted into Accumulation Units. The number of Accumulation Units credited to the Policy is determined by dividing the Net Premium Payment allocated to the Sub-Account by the value of the Accumulation Unit for the Sub-Account.



                    During the Right-to-Examine Period, the Net Premium Payment will be allocated to the Fixed Account, and interest credited from the Issue Date if the Premium Payment was received on or before the Issue Date. We will allocate the initial Net Premium Payment directly to the Sub-Account(s) you selected within three days after expiration of the Right-to-Examine Period.



                    Unless directed otherwise by the Policy Owner, we will allocate subsequent Net Premium Payments on the same basis as the most recent previous Net Premium Payment, as of the next Valuation Period after each payment is received.



                    You may change the allocation for future Net Premium Payments at any time free of charge, effective for Premium Payments made more than one week after we receive the notice of the new allocation. Any new allocation is subject to the same requirements as the initial allocation. We may, at our sole discretion, waive minimum premium allocation requirements.


                    TRANSFERS


                    Before the Insured attains age 100, Policy values may, at any time, be transferred ($500 minimum) from one Sub-Account to another or from the Variable Account to the Fixed Account. Within the 30 days after each Policy Anniversary, you may also transfer a portion of the Fixed Account Value to one or more Sub-Accounts, until the Insured attains age
                    100. Transfers from the Fixed Account are allowed in the 30-day period after a Policy Anniversary and will be effective as of the next Valuation Day after a request is received in good order at the Administrative Office. The cumulative amount of transfers from the Fixed Account within any such 30-day period cannot exceed 20% of the Fixed Account Value on the most recent Policy Anniversary. The Company may further limit transfers from the Fixed Account at any time.



                    Subject to the above restrictions, up to 12 transfers may be made in any Policy Year without charge, and any value remaining in the Fixed Account or a Sub-Account after a transfer must be at least $500. Transfers may be made in writing or by telephone unless you have indicated in writing in the application or otherwise that telephone transfers are not to be permitted. To make a telephone transfer, you must call the Administrative Office and provide, as identification, your Policy Number and a requested portion of your Social Security number. A customer service representative will then come on the line and, upon ascertaining that telephone transfers are permitted for that Policy, take the transfer request, which will be processed as of the next close of business and confirmed the day after that. We disclaim all liability for losses resulting from unauthorized or fraudulent telephone transactions, but acknowledge that if we do not follow these procedures, which it believes to be reasonable, we may be liable for such losses.



                    Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values next determined after a written request is received at the Administrative Office. Transfer requests must be received by the Administrative Office by 4:00 Eastern Time in order to be effective that day. Any transfer made which causes the remaining value of Accumulation Units for a Sub-Account to be less than $500 will result in those remaining Accumulation Units being cancelled and their aggregate value reallocated proportionately among the other funding options chosen. You should carefully consider current market conditions and each Sub-Account's investment policies and related risks before allocating money to the Sub-Accounts. See pages 8-11 of this Prospectus.


                    The Company, at its sole discretion, may waive minimum balance requirements on the Sub-Accounts.

                    OPTIONAL VARIABLE ACCOUNT SUB-ACCOUNT ALLOCATION PROGRAMS


                    You may elect to enroll in either of the following programs, currently free of charge (though we reserve the right to charge for them). However, both programs cannot be in effect at the same time.


                    DOLLAR COST AVERAGING


                    Dollar Cost Averaging is a program which, if elected, systematically allocates specified dollar amounts from the Money Market Sub-Account or the Fixed Account to one or more of the Policy's Variable Account Sub-Accounts at regular intervals as you select. By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.



                    You may elect Dollar Cost Averaging by establishing a Money Market Sub-Account or the Fixed Account value of at least $1,000. The minimum amount per month to allocate is $100. Enrollment in this program may occur at any time by calling the Administrative Office or by providing the information requested on the Dollar Cost Averaging election form to us, provided that sufficient value is in the Money Market Sub-Account or the Fixed Account. Transfers to the Fixed Account are not permitted under Dollar Cost Averaging. We may, at our sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.



                    Dollar Cost Averaging will terminate when any of the following occurs: (1) the number of designated transfers has been completed; (2) the value of the Money Market Sub-Account or the Fixed Account is insufficient to complete the next transfer; (3) you request termination by telephone or in writing and such request is received at least one week prior to the next scheduled transfer date to take effect that month; or (4) the Policy is surrendered.


                    AUTOMATIC REBALANCING


                    Automatic Rebalancing is an option which, if elected by the Owner on the initial application, or thereafter by calling the Administrative Office, periodically restores to a pre-determined level the percentage of Policy Value allocated to each Sub-Account (e.g. 20% Money Market, 50% Growth, 30% Utilities). This pre-determined level will be the allocation initially selected on the application, unless subsequently changed. The Automatic Rebalancing allocation may be changed at any time by submitting a written request to the Company or by calling the Administrative Office.


                    If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts must be subject to Automatic Rebalancing. The Fixed Account is not available for Automatic Rebalancing.


                    You may select that Automatic Rebalancing take place on a quarterly, semi-annual or annual basis. Once Automatic Rebalancing is activated, any Sub-Account transfers executed outside of the rebalancing option will terminate the Automatic Rebalancing. Any subsequent premium payment or withdrawal that modifies the net account balance within each Sub-Account may also cause termination of Automatic Rebalancing. Any such termination will be confirmed to the Owner. You may terminate Automatic Rebalancing or re-enroll at any time by calling or writing the Administrative Office.


CHARGES; FEES

                    PREMIUM LOAD


                    A deduction of 5.0% of each Premium Payment will be made to cover the premium load. This load represents state taxes and federal income tax liabilities and a portion of our sales expenses. The 2.35% portion of this deduction for premium taxes may be higher or lower than the actual tax imposed by the applicable jurisdiction; it is in the mid-range of state premium taxes, which range from 1.75% to 5.0%. We estimate 1.15% of each Premium Payment will be used to meet federal income tax liabilities attributable to the treatment of deferred acquisition costs. The remaining 1.5% of the deduction is for sales expenses.


                    MONTHLY DEDUCTIONS


                    We make a Monthly Deduction from the Net Accumulation Value for administrative expenses, of $15 during the first Policy Year and, currently, $5 during subsequent Policy Years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports and will not exceed our costs. For subsequent Policy Years, this monthly fee will never exceed $10.



                    We also make a Monthly Deduction from the Net Accumulation Value for the Cost of Insurance and any charges for supplemental riders. The Cost of Insurance depends on the attained age, risk class and gender classification (in accordance with state law) of the Insured and the current Net Amount at Risk.



                    The Cost of Insurance is determined by dividing the Death Benefit at the previous Monthly Anniversary Day by 1.0032737, subtracting the Accumulation Value at the previous Monthly Anniversary Day, and multiplying the result (the Net Amount at Risk) by the applicable Cost of Insurance Rate as determined by the Company. The Guaranteed Maximum Cost of Insurance Rates are in Appendix 2.


                    These Monthly Deductions are deducted proportionately from the value of each funding option. This is accomplished for the Sub-Accounts by canceling Accumulation Units and withdrawing the value of the canceled Accumulation Units from each funding option in the same proportion as their respective values have to the Net Accumulation Value. The Monthly Deductions are made on the Monthly Anniversary Day.


                    If the Insured is still living at age 100, no further Monthly Deductions are taken and any Variable Account Value is transferred to the Fixed Account. The Policy will then remain in force until surrender or the Insured's death.

                    TRANSACTION FEE FOR EXCESS TRANSFERS

                    There will be a $25 transaction fee for each transfer between funding options in excess of 12 during any Policy Year.

                    MORTALITY AND EXPENSE RISK CHARGE

                    For mortality and expense risks, a daily deduction, currently equivalent to .80% per year during the first twelve Policy Years and .55% per year thereafter, is made from amounts held in the Variable Account. This deduction is guaranteed not to exceed .90% per year.

                    SURRENDER CHARGE


                    Upon surrender of a Policy, a surrender charge may apply, as described below. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. (See "Appendix 3 -- Illustration of Surrender Charges".)


                    The initial Surrender Charge, as specified in the Policy, is based on the Initial Specified Amount and the amount of Premium Payments during the first two Policy Years. Once determined, the Surrender Charge will remain the same dollar amount during the third through fifth Policy Years. Thereafter, it declines monthly at a rate of 20% per year so that after the end of the tenth Policy Year (assuming no increases in the Specified Amount) the Surrender Charge will be zero. Thus, the Surrender Charge at the end of the sixth Policy Year would be 80% of the Surrender Charge at the end of the fifth Policy Year, at the end of the seventh Policy Year would be 60% of the Surrender Charge at the end of the fifth Policy Year, and so forth. However, in no event will the Surrender Charge exceed the maximum allowed by state or federal law.

                    If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge. The Surrender Charge applicable to the increase would be equal to the Surrender Charge on a new policy whose Specified Amount was equal to the amount of the increase. As of the date of this Prospectus, the minimum allowable increase in Specified Amount is $1,000. The Company may change this at any time.

                    If the Specified Amount is decreased while the Surrender Charge applies, the Surrender Charge will remain the same.

                    No Surrender Charge is imposed on a partial surrender, but an administrative fee of $25 is imposed, allocated pro-rata among the Sub-Accounts (and, where applicable, the Fixed Account) from which the partial surrender proceeds are taken unless the Owner instructs the Company otherwise.


                    The portion of the Surrender Charge applied to reimburse the Company for sales and promotional expense is at most 28.5% of the sum of Premium Payments in the first two Policy Years up to one Guideline Annual Premium, plus 8.5% of Premium Payments in the first two Policy Years between one and two times one Guideline Annual Premium plus 7.5% of Premium Payments in the first two Policy Years in excess of two times one Guideline Annual Premium. The portion applicable to administrative expense is $6.00 per $1,000 of Initial Specified Amount. Under certain circumstances involving the payment of very large premiums during the first two Policy Years, a lesser portion of the Surrender Charge will be applied to reimburse us for sales and promotional expense, to the extent required by federal or state law. Any surrenders may result in tax implications. (See "Tax Matters".)


                    Based on its actuarial determination, the Company does not anticipate that the Surrender Charge will cover all sales and administrative expenses which the Company will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be available for recovery from our General Account, which supports insurance and annuity obligations.



POLICY VALUES


                    ACCUMULATION VALUE


                    Once a Policy has been issued, each Net Premium Payment allocated to a Sub-Account of the Variable Account is credited in the form of Accumulation Units, representing the Fund in which assets of that Sub-Account are invested. Each Net Premium Payment will be credited to the Policy as of the end of the Valuation Period in which it is received at the Administrative Office (or portion thereof allocated to a particular Sub-Account). The number of Accumulation Units credited is determined by dividing the Net Premium Payment by the value of an Accumulation Unit next computed after receipt. Since each Sub-Account has a unique Accumulation Unit value, a Policy Owner who has elected a combination of funding options will have Accumulation Units credited from more than one source.


                    The Accumulation Value of a Policy is determined by: (a) multiplying the total number of Accumulation Units credited to the Policy for each applicable Sub-Account by its appropriate current Accumulation Unit value; (b) if a combination of Sub-Accounts is elected, totaling the resulting values; and (c) adding any values attributable to the General Account (i.e., the Fixed Account Value and the Loan Account Value).

                    The number of Accumulation Units credited to a Policy will not be changed by any subsequent change in the value of an Accumulation Unit. Such value may vary from Valuation Period to Valuation Period to reflect the investment experience of the Fund used in a particular Sub-Account.

                    The Fixed Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Variable Account. The Fixed Account Value is guaranteed; however, there is no assurance that the Variable Account Value of the Policy will equal or exceed the Net Premium Payments allocated to the Variable Account.


                    You will be advised at least annually as to the number of Accumulation Units which remain credited to the Policy, the current Accumulation Unit values, the Variable Account Value, the Fixed Account Value and the Loan Account Value.


                    Accumulation Value will be affected by Monthly Deductions.

                    VARIABLE ACCUMULATION UNIT VALUE

                    The Accumulation Unit value for each Sub-Account was established at the inception of the Sub-Account. It may increase or decrease from Valuation Period to Valuation Period. The Accumulation Unit value for a Sub-Account for any later Valuation Period is determined as follows:
                       (1)The total value of Fund shares held in the Sub-Account
                          is calculated by multiplying the number of Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Fund if an ex-dividend date occurs during the Valuation Period; minus
                       (2)The liabilities of the Sub-Account at the end of the
                          Valuation Period; such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by the Company that the Company determines result from the operations of the Variable Account; and
                       (3)The result of (2) is divided by the number of
                          Sub-Account units outstanding at the beginning of the Valuation Period.

                    The daily charges imposed on a Sub-Account for any Valuation Period are equal to the daily mortality and expense risk charge plus any applicable daily administrative charge multiplied by the number of calendar days in the Valuation Period.

                    SURRENDER VALUE


                    The Surrender Value of a Policy is the amount the Owner can receive in cash by surrendering the Policy. All or part of the Surrender Value may be applied to one or more of the Settlement Options. See "Surrender Charge".


SURRENDERS

                    PARTIAL SURRENDERS


                    A partial surrender may be made at any time by written request to the Variable Life Services Center during the lifetime of the Insured and while the Policy is in force. Such request may also be made by telephone if telephone transfers have been previously authorized in writing. A $25 transaction fee is charged.


                    The amount of a partial surrender may not exceed 90% of the Surrender Value at the end of the Valuation Period in which the election becomes or would become effective, and may not be less than $500.


                    For an Option 1 Policy (See "Death Benefit"): A partial surrender will reduce the Accumulation Value, Death Benefit, and Specified Amount. The Specified Amount and Accumulation Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.



                    For an Option 2 Policy (See "Death Benefit"): A partial surrender will reduce the Accumulation Value and the Death Benefit, but it will not reduce the Specified Amount.


                    The Specified Amount remaining in force after a partial surrender may not be less than $100,000. Any request for a partial surrender that would reduce the Specified Amount below this amount will not be granted. In addition, if, following the partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet the federal tax law requirements.

                    If, at the time of a partial surrender, the Net Accumulation Value is attributable to more than one funding option, the $25 transaction charge and the amount paid upon the surrender will be taken proportionately from the values in each funding option, unless you and we agree otherwise.


                    FULL SURRENDERS


                    A full surrender may be made at any time. We will pay the Surrender Value next computed after receiving your written request at the Administrative Office in a form satisfactory to us. Payment of any amount from the Variable Account on a full surrender will usually be made within seven calendar days thereafter.


                    DEFERRAL OF PAYMENT AND TRANSFERS


                    Payment of the surrendered amount from the Variable Account may be postponed when the New York Stock Exchange is closed and for such other periods as the Commission may require. Payment or transfer from the Fixed Account may be deferred up to six months at our option. If the Company exercises its right to defer such payment or transfer interest will be added as required by law.


LAPSE AND REINSTATEMENT

                    LAPSE OF A POLICY; EFFECT OF GUARANTEED DEATH BENEFIT PROVISION

                    A Policy will not lapse during the five-year period after its Issue Date regardless of investment performance if, on each Monthly Anniversary Day within that period the sum of premiums paid equals or exceeds the required amount of the Guaranteed Initial Death Benefit Premium for that period, assuming there have been no loans or partial surrenders. If there have been any loans or partial surrenders, the Policy may lapse unless there is sufficient Net Accumulation Value to cover the Monthly Deduction.

                    After the five-year period expires, and depending on the investment performance of the funding options, the Net Accumulation Value may be insufficient to keep this Policy in force, and payment of an additional premium may be necessary.


                    A lapse occurs if a Monthly Deduction is greater than the Net Accumulation Value and no payment to cover the Monthly Deduction is made within the Grace Period. We will send you a lapse notice at least 31 days before the Grace Period expires.


                    REINSTATEMENT OF A LAPSED POLICY


                    You can apply for reinstatement at any time during the Insured's lifetime. To reinstate a Policy, we will require satisfactory evidence of insurability and payment of the current Monthly Deduction plus two additional Monthly Deductions.


                    If the Policy is reinstated within five years of the Issue Date, all values including the Loan Account Value will be reinstated to the point they were on the date of lapse. However, the Guaranteed Initial Death Benefit Option will not be reinstated.


                    If the Policy is reinstated after five years following the Issue Date, it will be reinstated on the Monthly Anniversary Day following our approval. The Accumulation Value at reinstatement will be the Net Premium Payment then made less the Monthly Deduction due that day.


                    If the Accumulation Value is not sufficient to cover the full Surrender Charge at the time of lapse, the remaining portion of the Surrender Charge will also be reinstated at the time of Policy reinstatement.

POLICY LOANS


                    A Policy loan requires that a loan agreement be executed and that the Policy be assigned to us. The loan may be for any amount up to 100% of the Surrender Value; however, we may limit the amount of such loan so that total Policy indebtedness will not exceed 90% of an amount equal to the Accumulation Value less the Surrender Charge which would be imposed on a full surrender. The amount of a loan, together with subsequent accrued but not paid interest on the loan, becomes part of the Loan Account Value. If Policy values are held in more than one funding option, withdrawals from each funding option will be made in proportion to the assets in each funding option at the time of the loan for transfer to the Loan Account, unless we are instructed otherwise in writing at the Administrative Office.



                    Interest payable by you on loans will accrue at an annual rate of 8%, and loan interest is payable once a year in arrears on each anniversary of the Policy, or earlier upon full surrender or other payment of proceeds of a Policy. Any interest not paid when due becomes part of the loan and the interest will be withdrawn proportionately from the values in each funding option.



                    We will credit interest on the Loan Account Value. During the first ten Policy Years, our current practice is to credit interest at an annual rate equal to the interest rate charged on the loan minus 1% (guaranteed not to exceed 2%). Beginning with the eleventh Policy Year, our current practice is to credit interest at an annual rate equal to the interest rate charged on the loan, less .25% annually (guaranteed not to exceed 1%). In no case will the annual credited interest rate be less than 6% in each of the first ten Policy Years and 7% thereafter. Interest paid will be allocated among the funding options according to current Net Premium Payment allocations.


                    Repayments on the loan will be allocated among the funding options according to current Net Premium Payment allocations. The Loan Account Value will be reduced by the amount of any loan repayment.

                    A Policy loan, whether or not repaid, will affect the proceeds payable upon the Insured's death and the Accumulation Value because the investment results of the Variable Account or the Fixed Account will apply only to the non-loaned portion of the Accumulation Value. The longer a loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Account or the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.

SETTLEMENT OPTIONS


                    Death Benefit proceeds in the form of Settlement Options are payable by the Company at the Beneficiary's election upon the Insured's death, or while the Insured is alive upon election by the Owner of one of the Settlement Options. Settlement Options are available if the Owner chooses to surrender the Policy.



                    A written request may be made to elect, change, or revoke a Settlement Option before payments begin under any Settlement Option. This request must be in form satisfactory to us, and will take effect upon its receipt at the Administrative Office. Payments after the first payment will be made on the first day of each month.


                    FIRST OPTION -- Payments for the lifetime of the payee.

                    SECOND OPTION -- Payments for the lifetime of the payee, guaranteed for 60, 120, 180, or 240 months;

                    THIRD OPTION -- Payment for a stated number of years, at least five but no more than thirty;


                    FOURTH OPTION -- Payment of interest annually on the sum left with us at a rate of at least 3% per year, and upon the payee's death the amount on deposit will be paid.



                    ADDITIONAL OPTIONS -- Policy proceeds may also be settled under any other method of settlement offered by us at the time the request is made.


OTHER POLICY PROVISIONS

                    ISSUANCE

                    A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally only where the Insured is below the age of 80.

                    SHORT-TERM RIGHT TO CANCEL THE POLICY


                    A Policy may be returned for cancellation and a full refund of premium within 10 days after the Policy is received, unless otherwise stipulated by state law requirements, within 10 days after we mail or personally deliver a Notice of Withdrawal Right to you, or within 45 days after the application for the Policy is signed, whichever occurs latest. The Initial Premium Payment made when the Policy is issued will be held in the Fixed Account and not allocated to the Variable Account, even if you may have so directed, until three business days following the expiration of the Right-to-Examine Period. If you return the Policy for cancellation in a timely fashion, the refund of premiums paid, without interest, will usually occur within seven days of notice of cancellation, although a refund of premiums paid by check may be delayed until the check clears.


                    POLICY OWNER


                    The Owner on the Date of Issue will be the person designated in the Policy Specifications as having all ownership rights under the Policy. This includes the Certificate Owner under a group policy.



                    The Insured is the person on whose like the Policy is issued. While the Insured is living, all rights in this Policy are vested in the Policy Owner named in the application or as subsequently changed, subject to assignment, if any.



                    You may name a new Policy Owner while the Insured is living. Any such change in ownership must be in a written form satisfactory to us and recorded at the Administrative Office. Once recorded, the change will be effective as of the date signed;

                    however, the change will not affect any payment made or action we take before it was recorded. We may require that the Policy be submitted for endorsement before making a change.


                    If the Policy Owner is other than the Insured, names no contingent Policy Owner and dies before the Insured, the Policy Owner's rights in this Policy belong to the Policy Owner's estate.

                    BENEFICIARY

                    The Beneficiary(ies) shall be as named in the application or as subsequently changed, subject to assignment, if any.


                    The Policy Owner may name a new Beneficiary while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Administrative Office. Once recorded, the change will be effective as of the date signed; however, the change will not affect any payment made or action taken by the Company before it was recorded.


                    If any Beneficiary predeceases the Insured, that Beneficiary's interest passes to any surviving Beneficiary(ies), unless otherwise provided. Multiple Beneficiaries will be paid in equal shares, unless otherwise provided. If no named Beneficiary survives the Insured, the death proceeds shall be paid to the Policy Owner or the Policy Owner's executor(s), administrator(s) or assigns.

                    ASSIGNMENT


                    While the Insured is living, you may assign your rights in the Policy. The assignment must be in writing, signed by you and recorded at the Administrative Office. No assignment will affect any payment made or action taken by us before it was recorded. We are not responsible for any assignment not submitted for recording, or for the sufficiency or validity of any assignment. The assignment will be subject to any indebtedness owed to us before it was recorded.


                    RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY


                    You may, within the first two Policy Years, exchange the Policy for a permanent life insurance policy then being offered by us. The benefits for the new policy will not vary with the investment experience of a separate account. The exchange must be elected within 24 months from the Issue Date. No evidence of insurability will be required.



                    The Policy Owner, the Insured and the Beneficiary under the new policy will be the same as those under the exchanged Policy on the effective date of the exchange. The Accumulation Value under the new Policy will be equal to the Accumulation Value under the old Policy on the date the exchange request is received. The new policy will have a Death Benefit on the exchange date not more than the Death Benefit of the original Policy immediately prior to the exchange date. If the Accumulation Value is insufficient to support the Death Benefit, you will be required to make additional Premium Payments in order to effect the exchange. The new policy will have an Issue Date and Issue Age as of the date of the exchange. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any indebtedness may be transferred to the new policy.



                    The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed you, we will pay you the excess in cash. The exchange may be subject to federal income tax withholding.

                    INCONTESTABILITY


                    We will not contest payment of the death proceeds based on the Initial Specified Amount after the Policy has been in force during the Insured's lifetime for two years from the Issue Date. For any increase in Specified Amount requiring evidence of insurability, we will not contest payment of the death proceeds based on such an increase after it has been in force during the Insured's lifetime for two years from its effective date.


                    MISSTATEMENT OF AGE OR SEX


                    The Issue Age is the age of the Insured, to the nearest birthday, on the Issue Date, the date on which the Policy becomes effective. This date is shown in the Policy Specifications.


                    If the age or sex of the Insured has been misstated, the affected benefits will be adjusted. The amount of the Death Benefit will be 1. multiplied by 2. and then the result added to 3. where:


                    1. is the Net Amount at Risk (Death Benefit minus
                       outstanding loans, if any, minus the Accumulation Value) at the time of the Insured's death;


                    2. is the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and sex in the policy month of death; and

                    3. is the Accumulation Value at the time of the Insured's
                       death.

                    SUICIDE


                    If the Insured dies by suicide, while sane or insane, within two years from the Issue Date, we will pay no more than the sum of the premiums paid, less any indebtedness. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, we will pay no more than a refund of the monthly charges for the cost of such additional benefit.


                    NONPARTICIPATING POLICIES


                    These are nonparticipating Policies on which no dividends are payable. These Policies do not share in our profits or surplus earnings.



                    RIDERS



                    A Waiver of Monthly Deduction Rider may be added to the Policy. Under this rider, we will maintain the Death Benefit by paying covered monthly deductions during periods of disability. Rider availability may vary by state.


TAX MATTERS

                    POLICY PROCEEDS

                    Section 7702 of the Code provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. The Company will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a Policy are excludable from gross income of the Beneficiary under Section 101 of the Code.

                    Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums. The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts in the same way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the Policy Owner is over age 59 1/2 or disabled.

                    It may not be advantageous to replace existing insurance with Policies described in this Prospectus. It may also be disadvantageous to purchase a Policy to obtain additional insurance protection if the purchaser already owns another variable life insurance policy.

                    The Policies offered by this Prospectus may or may not be issued as modified endowment contracts. The Company will monitor premiums paid and will notify the Policy Owner when the Policy's non-modified endowment contract status is in jeopardy. If a Policy is not a modified endowment contract, a cash distribution during the first 15 years after a Policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Owner pursuant to Section 7702(f)(7) of the Code. The Policy Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the Policy. Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by
                    Section 7702A(c) of the Code.

                    In addition to meeting the tests required under Section 7702 and Section 7702A, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations issued by the Secretary of the Treasury set the standards for measuring the adequacy of this diversification. A variable life insurance policy that is not adequately diversified under these regulations would not be treated as life insurance under Section 7702 of the Code. To be adequately diversified, each Sub-Account of the Variable Account must meet certain tests. The Company believes the Variable Account investments meet the applicable diversification standards.

                    Should the Secretary of the Treasury issue additional rules or regulations limiting the number of funds, transfers between funds, exchanges of funds or changes in investment objectives of funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, the Company will take whatever steps are available to remain in compliance.

                    The Company will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the Sub-Account investments to remain in compliance.

                    A total surrender or termination of the Policy by lapse may have adverse tax consequences. If the amount received by the Policy Owner plus total Policy indebtedness exceeds the premiums paid into the Policy, the excess will generally be treated as taxable income, regardless of whether or not the Policy is a modified endowment contract.

                    Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.

                    TAXATION OF THE COMPANY


                    The Company is taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the value of Accumulation Units.


                    The Company does not initially expect to incur any Federal income tax liability that would be chargeable to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, the Company determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the Variable Account.

                    The Company may also incur state and local taxes in addition to premium taxes in several states. At present, these taxes are not significant. If they increase, however, additional charges for such taxes may be made.

                    SECTION 848 CHARGES


                    The 5.0% premium load is assessed to cover state taxes, federal income tax liabilities and a portion of our sales expenses. This load is made up of 2.35% for state taxes, 1.15% for the additional federal income tax burden under
                    Section 848 of the Code relating to the tax treatment of deferred acquisition costs and a 1.5% sales load. The 1.15% charge for federal income tax liabilities is reasonable in relation to our increased taxes under this Section of the Code.


                    OTHER CONSIDERATIONS

                    The foregoing discussion is general and is not intended as tax advice. Counsel and other competent advisers should be consulted for more complete information. This discussion is based on the Company's understanding of Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations.

OTHER MATTERS


                    DIRECTORS AND OFFICERS OF THE COMPANY



                    The following persons are Directors and Officers of the Company. The address of each is 900 Cottage Grove Road, Hartford, CT 06152 and each has been employed by the Company or its affiliates for more than five years except Mr. Pacy and Mr. Wahlman. Prior to January 1995, Mr. Pacy was Senior Manager -- IT Infrastructure and Technology Management Officer, Digital Equipment Corporation. Prior to September, 1998, Mr. Wahlman was Director of Accounting and Regulatory Policy, Bank One Corporation.



                                       POSITIONS AND OFFICES
       NAME AND ADDRESS                  WITH THE COMPANY
------------------------------  -----------------------------------
Thomas C. Jones                 President and Director
                                (Principal Executive Officer)
John Wilkinson                  Vice President and Actuary
                                (Principal Financial Officer)
Robert E. Wahlman               Vice President
                                (Principal Accounting Officer)
David C. Kopp                   Corporate Secretary
Andrew G. Helming               Secretary
Stephen C. Stachelek            Vice President and Treasurer
H. Edward Hanway                Director and Chairman of the Board
Harold W. Albert                Director
Robert W. Burgess               Director
John G. Day                     Director and Chief Counsel
Joseph M. Fitzgerald            Director and Senior Vice President
Carol M. Olsen                  Director and Senior Vice President
John E. Pacy                    Director and Senior Vice President
Marc L. Preminger               Director, Senior Vice President and
                                Chief Financial Officer
Patricia L. Rowland             Director and Senior Vice President
W. Allen Schaffer, M.D.         Director and Senior Vice President



                    DISTRIBUTION OF POLICIES



                    The Policies will be sold by licensed insurance agents in those states where the Policies may lawfully be sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. (NASD). The Policies will be distributed by the Variable Account's principal underwriter, Sagemark Consulting, Inc. ("Sagemark"), located at 350 Church Street, Hartford, CT 06103. Sagemark, formerly CIGNA Financial Advisors, Inc., is a Connecticut corporation organized in 1967, and is the principal underwriter for certain of the Company's other registered separate accounts and for a registered separate account of CIGNA Life Insurance Company, a wholly-owned subsidiary of the Company. As of January 1, 1998, Sagemark, formerly a wholly-owned subsidiary of CIGNA Corporation, became a wholly-owned subsidiary of Lincoln National Corporation, an Indiana corporation with headquarters in Fort Wayne, Indiana, whose principal businesses are insurance and financial services.

                    Gross first year commissions paid by the Company, including expense reimbursement allowances, on the sale of these Policies are not more than 95% of Premium Payments. Gross renewal commissions paid by the Company will not exceed 10% of Premium Payments.

                    CHANGES OF INVESTMENT POLICY

                    The Company may materially change the investment policy of the Variable Account. The Company must inform the Policy Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which shall disapprove it if deemed detrimental to the interests of the Policy Owners or if it renders the Company's operations hazardous to the public. If a Policy Owner objects, the Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by the Company on the life of the Insured. The Policy Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. The Company will not require evidence of insurability for this conversion.

                    The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the Death Benefit of the Policy converted on the date of such conversion.

                    OTHER CONTRACTS ISSUED BY THE COMPANY

                    The Company does presently and will, from time to time, offer other variable annuity contracts and variable life insurance policies with benefits which vary in accordance with the investment experience of a separate account of the Company.

                    STATE REGULATION


                    We are subject to the laws of Connecticut governing insurance companies and to regulation by the Connecticut Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering our operation for the preceding year and our financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Connecticut Department of Insurance. Such regulation does not, however, involve any supervision of management or investment practices or policies.


                    REPORTS TO POLICY OWNERS

                    The Company maintains Policy records and will mail to each Policy Owner, at the last known address of record, an annual statement showing the amount of the current Death Benefit, the Accumulation Value, and Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in the Fixed Account and in the Variable Account and in each Sub-Account of the Variable Account, and any Loan Account Value.

                    Policy Owners will also be sent annual reports containing financial statements for the Variable Account and annual and semi-annual reports of the Funds as required by the 1940 Act.

                    In addition, Policy Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in Death Benefit Option, changes in future premium allocation, transfers among Sub-Accounts, Premium Payments, loans, loan repayments, reinstatement and termination.

                    ADVERTISING


                    We are also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect our financial strength or claims-paying ability. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.



                    YEAR 2000 ISSUES



                    Lincoln, as the administrator of Connecticut General Variable Life Insurance Separate Account II (the "Account"), is responsible, as part of its Year 2000 updating process, for the updating of the Account-related computer systems. Delaware Service Company ("Delaware") provides substantially all of the necessary accounting and valuation services for the Account. Delaware, for its part, is responsible for updating all of its computer systems, including those which service the Account, to accommodate the year 2000.



                    Many existing computer programs use only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the year 2000. The Year 2000 issue is pervasive and complex and affects virtually every aspect of the businesses of both Lincoln and Delaware (collectively, the "Companies"). The computer systems of the Companies and their interfaces with the computer systems of vendors, suppliers, customers and other business partners are particularly vulnerable. The inability to properly recognize date-sensitive electronic information and to transfer data between systems could cause errors or even complete failure of systems, which would result in a temporary inability to process transactions correctly and engage in normal business activities for the Account. The Companies respectively are redirecting significant portions of their internal information technology efforts and are contracting, as needed, with outside consultants to help update their systems to accommodate the year 2000. Also, in addition to the discussions with each other noted above, the Companies have each initiated formal discussions with other critical parties that that interface with their systems to gain an understanding of the progress by those parties in addressing Year 2000 issues. While the Companies are making substantial efforts to address their own systems and the systems with which they interface, it is not possible to provide assurance that operational problems will not occur. The Companies presently believe that, assuming the modification of existing computer systems, updates by vendors and conversion to new software and hardware, the Year 2000 issue will not pose significant operations problems for their respective computer systems. In addition, the Companies are incorporating potential issues surrounding year 2000 into their contingency planning process to address the probability that, despite these substantial efforts, there are unresolved Year 2000 problems. If the remediation efforts noted above are not completed timely or properly, the Year 2000 issue could have a material adverse impact on the operation of the businesses of the Companies.



                    The cost of addressing Year 2000 issues and the timeliness of completion is being monitored by management of the respective Companies. Nevertheless, there can be no guarantee either by either of the Companies that estimated costs will be achieved, and actual results could differ significantly from those anticipated. Specific factors that might cause such differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer problems, and other uncertainties.


                    LEGAL PROCEEDINGS


                    There are no material legal or administrative proceedings pending or known to be contemplated, other than ordinary routine litigation incidental to the business, to which the Company and the Variable Account are parties or to which any of their property is subject. The principal underwriter, Sagemark, is not engaged in any material litigation of any nature.


                    EXPERTS


                    Actuarial opinions regarding Deferred Acquisition Cost Tax (DAC Tax) and Mortality and Expense Charges included in this Prospectus have been rendered by Vaughn W. Robbins, FSA, as stated in the Opinion filed as an Exhibit to the Registration Statement.



                    Legal matters in connection with the Policies described herein are being passed upon by Mark A. Parsons, Esq., Chief Counsel, Retirement and Investment Services Division, CIGNA Corporation, 900 Cottage Grove Road, Hartford, CT 06152, in the Opinion filed as an Exhibit to the Registration Statement given on his authority as an expert in these matters.



                    The financial statements of the Company and the Variable Account will be filed by amendment.


                    REGISTRATION STATEMENT


                    A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, the Company, and the Policies offered hereby. Statements contained in this Prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

APPENDIX 1



                    CORRIDOR PERCENTAGES



                     INSURED'S     CORRIDOR       INSURED'S      CORRIDOR
                    ATTAINED AGE  PERCENTAGE    ATTAINED AGE    PERCENTAGE
                    ------------  -----------   -------------   -----------
                        0-40          250%            70            115%
                         41           243             71            113
                         42           236             72            111
                         43           229             73            109
                         44           222             74            107
                                       --              -             --
                         45           215             75            105
                         46           209             76            105
                         47           203             77            105
                         48           197             78            105
                         49           191             79            105
                                       --              -             --
                         50           185             80            105
                         51           178             81            105
                         52           171             82            105
                         53           164             83            105
                         54           157             84            105
                                       --              -             --
                         55           150             85            105
                         56           146             86            105
                         57           142             87            105
                         58           138             88            105
                         59           134             89            105
                                       --              -             --
                         60           130             90            105
                         61           128             91            104
                         62           126             92            103
                         63           124             93            102
                         64           122             94            101
                                       --              -             --
                         65           120             95            100
                         66           119             96            100
                         67           118             97            100
                         68           117             98            100
                         69           116             99            100
                                       --              -             --

APPENDIX 2



                    GUARANTEED MAXIMUM COST OF INSURANCE RATES



                    The Guaranteed Maximum Cost of Insurance Rates, per $1,000 of Net Amount at Risk, for standard risks are set forth in the following Table based on the 1980 Commissioners Standard Ordinary Mortality Tables, Age Nearest Birthday (1980 CSO); or, for unisex rates, on the 1980 CSO-B Table.


ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------
     0         0.34845    0.24089    0.32677
     1         0.08917    0.07251    0.08667
     2         0.08251    0.06750    0.07917
     3         0.08167    0.06584    0.07834
     4         0.07917    0.06417    0.07584
     5         0.07501    0.06334    0.07251
     6         0.07167    0.06084    0.06917
     7         0.06667    0.06000    0.06584
     8         0.06334    0.05834    0.06250
     9         0.06167    0.05750    0.06084
    10         0.06084    0.05667    0.06000
    11         0.06417    0.05750    0.06250
    12         0.07084    0.06000    0.06917
    13         0.08251    0.06250    0.07834
    14         0.09584    0.06887    0.09001
    15         0.11085    0.07084    0.10334
    16         0.12585    0.07601    0.11585
    17         0.13919    0.07917    0.12752
    18         0.14836    0.08167    0.13502
    19         0.15502    0.08501    0.14085
    20         0.15836    0.08751    0.14502
    21         0.15919    0.08917    0.14585
    22         0.15752    0.09084    0.14419
    23         0.15502    0.09251    0.14252
    24         0.15189    0.09501    0.14085
    25         0.14752    0.09668    0.13752
    26         0.11419    0.09918    0.13585
    27         0.14252    0.10168    0.13418
    28         0.14169    0.10501    0.13418
    29         0.14252    0.10635    0.13585
    30         0.14419    0.11251    0.13752
    31         0.14836    0.11668    0.14169
    32         0.15252    0.12085    0.14585
    33         0.15919    0.12502    0.15252
    34         0.16889    0.13168    0.15919
    35         0.17586    0.13752    0.16836
    36         0.18670    0.14669    0.17837
    37         0.20004    0.15752    0.19170
    38         0.21505    0.17003    0.20588
    39         0.23255    0.18503    0.22338
    40         0.25173    0.20171    0.24173
    41         0.27424    0.22005    0.26340
    42         0.29675    0.23922    0.28508
    43         0.32260    0.25757    0.31010
    44         0.34929    0.27674    0.33428
    45         0.37931    0.29675    0.36263
    46         0.41017    0.31677    0.39182
    47         0.44353    0.33761    0.42268
    48         0.47856    0.36096    0.45437
    49         0.51777    0.38598    0.49107

ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------
    50         0.55948    0.41350    0.53028
    51         0.60870    0.44270    0.57533
    52         0.66377    0.47523    0.62539
    53         0.72636    0.51276    0.68297
    54         0.79730    0.55114    0.74722
    55         0.87326    0.59118    0.81566
    56         0.95591    0.63123    0.88996
    57         1.04192    0.66961    0.96593
    58         1.13378    0.70633    1.04609
    59         1.23236    0.74556    1.13211
    60         1.34180    0.78979    1.22817
    61         1.46381    0.84488    1.33511
    62         1.60173    0.91417    1.45796
    63         1.75809    1.00267    1.59922
    64         1.93206    1.10539    1.75725
    65         2.12283    1.21731    1.92955
    66         2.32623    1.33511    2.11195
    67         2.54312    1.45461    2.30614
    68         2.77350    1.57247    2.50878
    69         3.02328    1.69955    2.72909
    70         3.30338    1.84590    2.97466
    71         3.62140    2.02325    3.25640
    72         3.98666    2.24419    3.58279
    73         4.40599    2.51548    3.95978
    74         4.87280    2.83552    4.38330
    75         5.37793    3.19685    4.84334
    76         5.91225    3.59370    5.33245
    77         6.46824    4.01942    5.84227
    78         7.04089    4.47410    6.36948
    79         7.64551    4.97042    6.92851
    80         8.30507    5.52957    7.54229
    81         9.03761    6.17118    8.22883
    82         9.86724    6.91414    9.01216
    83        10.80381    7.77075    9.90124
    84        11.82571    8.72632   10.87533
    85        12.91039    9.76952   11.92213
    86        14.03509   10.89151   13.01471
    87        15.18978   12.08770   14.15507
    88        16.36948   13.35774   15.33494
    89        17.57781   14.70820   16.56493
    90        18.82881   16.15259   17.85746
    91        20.14619   17.71416   19.23699
    92        21.57655   19.43814   20.76665
    93        23.20196   21.40786   22.49837
    94        25.28174   23.63051   24.70915
    95        28.27411   27.16158   27.82758
    96        33.10577   32.32378   32.78845
    97        41.68476   41.21204   41.45783
    98        58.01259   57.81394   57.95663
    99        90.90909   90.90909   90.90909

APPENDIX 3


                    ILLUSTRATION OF SURRENDER CHARGES

                    The Surrender Charge is calculated as (a) times (b), where
                    (a) is the sum of (i) a Deferred Sales Charge and (ii) a Deferred Administrative Charge and (b) is the applicable Surrender Charge Grading Factor. If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge.

                    Below are examples of Surrender Charge calculations, one involving a level Specified Amount and one involving an increase in the Specified Amount, followed by Definitions and Tables used in the calculations.

                    EXAMPLE 1: A male nonsmoker, age 35, purchases a Policy with a Specified Amount of $100,000 and a scheduled annual premium of $1100. He now wants to surrender the Policy at the end of the sixth Policy Year.

                    The Surrender Charge computed is as follows:

                    Sum of the premiums paid through the end of the second Policy Year = $2200.00

                    Guideline Annual Premium Amount (Male, Age 35, $100,000 Specified Amount) = $1195.63

                    Surrender Charge =

                    (.285X$1195.63) + (.085X($2200-$1195.63)) = $340.75 + $85.37 =       $ 426.12(i)
                    $6.00 per $1000 of Specified Amount                                  $ 600.00(ii)
                                                                                         --------
                                                                                         $1026.12(a)

                    The total Surrender Charge is $1026.12(a), times the surrender charge grading factor,(b): ($1026.12 X 80%) = $820.90.

                    EXAMPLE 2: A female nonsmoker, age 45, purchases a Policy with an Initial Specified Amount of $200,000 and a scheduled annual premium of $1500. She pays the scheduled annual premium for the first five Policy Years. At the start of the sixth Policy Year, she increases the Specified Amount to $250,000 and continues to pay the scheduled annual premium of $1500. She now wants to surrender the Policy at the end of the eighth Policy Year. Separate Surrender Charges must be calculated for the Initial Specified Amount and for the increase in Specified Amount.

                    The Surrender Charges are computed as follows:

                    For the Initial Specified Amount,
                    Sum of the premiums paid through the end of the second Policy Year = $3000.00

                    Guideline Annual Premium Amount (Female, Age 45, $200,000 Specified Amount = $2966.81

                    Surrender Charge for Initial Specified Amount =
                    (.285X$2966.81) +(.085X($3000.00-$2966.81)) = $845.54 + $2.82 =      $ 848.36(i)
                    $6.00 per $1000 of Initial Specified Amount                          $1200.00(ii)
                                                                                         --------
                                                                                         $2048.36(a)

                    The total Surrender Charge for the Initial Specified Amount is $2048.36,(a), times the applicable surrender charge grading factor,(b): ($2048.36 X 40%) = $819.34.

                    For the increase in Specified Amount;
                    Sum of the premiums in the first two years following the increase in Specified Amount, applicable to the increase in Specified Amount =
                    ($1500 X 2) X ($50,000 / $250,000) = $600.00.

                    Guideline Annual Premium Amount (Female, Age 50, $50,000 Specified Amount) = $993.68.

                    Surrender Charge for the increase in Specified Amount =
                    (.285 X $600.00)                                                     $ 171.00(i)
                    $6.00 per $1000 of increase in Specified Amount                      $ 300.00(ii)
                                                                                         --------
                                                                                         $ 471.00(a)

                    The total Surrender Charge for the increase in the Specified Amount is $471.00,(a), times the applicable surrender charge grading factor,(b): ($471.00 X 100%) = $471.00

                    The overall Surrender Charge for the Policy is ($819.34 + $471.00) = $1290.34.

                    DEFINITIONS AND TABLES

                    (a)(i) The Deferred Sales Charge is based on the actual
                           premium paid and the applicable Guideline Annual Premium Amount, and is calculated assuming the following:

                    DURING POLICY YEAR:
                    1 and 2       28.5% of the sum of the
                                  premiums paid up to an amount
                                  equal to the Guideline Annual
                                  Premium Amount,* plus 8.5% of
                                  the sum of the premiums paid
                                  between one and two times the
                                  Guideline Annual Premium
                                  Amount, plus 7.5% of the sum
                                  of the premiums paid in excess
                                  of two times the Guideline
                                  Annual Premium Amount.
                    3 through 10  same dollar amount as of the
                                  end of Policy Year 2.

                    In no event will the Deferred Sales Charge exceed the maximum permitted under federal or state law.

                      (ii) The Deferred Administrative Charge is $6.00 per
                           $1,000 of Specified Amount.

                    (b) SURRENDER CHARGE GRADING FACTORS

                    Policy Years**
                    1-5              100%
                    Policy Year 6     80%
                    Policy Year 7     60%
                    Policy Year 8     40%
                    Policy Year 9     20%
                    Policy Year 10     0%

                    If a Surrender Charge becomes effective at other than the end of a Policy Year, any applicable Surrender Charge grading factor will be applied on a pro rata basis as of such effective date.

                     * Guideline Annual Premium Amount is the level annual
                       amount that would be payable through the latest maturity date permitted under the Policy but not less than 20 years after date of issue or (if earlier) age 95 for the future benefits under the Policy, subject to the following provisions: (A) the payments were fixed by the Life Insurer as to both timing and amount; and (B) the payments were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at the greater of an annual effective of 5% or rate or rates guaranteed at issue of the policy, the sales load under the policy, and the fees and charges specified in the policy. A new Guideline Annual Premium Amount is determined for each increase in Specified Amount under the policy; in such event, "Policy Years" are measured from the effective date(s) of such increase(s).

                    ** Number of Policy Years elapsed since the Date of Issue or since the effective date(s) of any increase(s) in Specified Amount.

APPENDIX 4


                    ILLUSTRATIONS OF ACCUMULATION VALUES, SURRENDER VALUES, AND DEATH BENEFITS

                    The illustrations in this Prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations illustrate how Accumulation Values, Surrender Values and Death Benefits under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12% over a period of years, but fluctuates above or below those averages for individual years, the Accumulation Values, Surrender Values and Death Benefits may be different. The illustrations also assume there are no Policy loans or partial surrenders, no additional Premium Payments are made other than shown, no Accumulation Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or Death Benefit Option.

                    The amounts shown for the Accumulation Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that charges are made and expenses applied which lower investment return on the assets held in the Sub-Accounts. Daily charges are made against the assets of the Sub-Accounts for assuming mortality and expense risks. The current mortality and expense risk charges are equivalent to an annual effective rate of 0.80% of the daily net asset value of the Variable Account. On each Policy Anniversary beginning with the 13th, the mortality and expense risk charge is reduced to 0.55% on an annual basis of the daily net assets of the Variable Account. The mortality and expense risk charge is guaranteed never to exceed an annual effective rate of 0.90% of the daily net asset value of the Variable Account (in New York, 0.65% after 13 Policy Years). In addition, the amounts shown also reflect the deduction of Fund investment advisory fees and other expenses which will vary depending on which funding vehicle is chosen but which are assumed for purposes of these illustrations to be equivalent to an annual effective rate of 0.80% of the daily net asset value of the Variable Account.

                    Considering guaranteed charges for mortality and expense risks and the assumed Fund expenses, gross annual rates of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.70%, 4.30% and 10.30%.

                    The illustrations also reflect the fact that the Company makes monthly charges for providing insurance protection. Current values reflect current Cost of Insurance charges and guaranteed values reflect the maximum Cost of Insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as standard. Policies issued on a substandard basis would result in lower Accumulation Values and Death Benefits than those illustrated.

                    The illustrations also reflect the fact that the Company deducts a premium load from each Premium Payment. Current and guaranteed values reflect a deduction of 5.0% of each Premium Payment.

                    The Surrender Values shown in the illustrations reflect the fact that the Company will deduct a Surrender Charge from the Policy's Accumulation Value for any Policy surrendered in full during the first ten years.

                    In addition, the illustrations reflect the fact that the Company deducts a monthly administrative charge at the beginning of each Policy Month. This monthly administrative expense charge is $15 per month in the first year. Current values reflect a current monthly administrative expense charge of $5 in renewal years, and guaranteed values reflect the $10 maximum monthly administrative charge under the Policy in renewal years.

                    Upon request, the Company will furnish a comparable illustration based on the proposed insured's age, gender classification, smoking classification, risk classification and premium payment requested.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $6,576 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         6,905     500,000    500,000     500,000      3,739      4,033       4,329          0          0           0
   2        14,155     500,000    500,000     500,000      7,311      8,133       8,994      1,306      2,128       2,989
   3        21,767     500,000    500,000     500,000     10,647     12,230      13,956      4,642      6,225       7,951
   4        29,761     500,000    500,000     500,000     13,743     16,317      19,241      7,738     10,312      13,236
   5        38,153     500,000    500,000     500,000     16,579     20,373      24,863     10,574     14,368      18,858

   6        46,966     500,000    500,000     500,000     19,148     24,385      30,851     14,344     19,581      26,047
   7        56,219     500,000    500,000     500,000     21,412     28,312      37,206     17,809     24,709      33,603
   8        65,935     500,000    500,000     500,000     23,344     32,121      43,943     20,942     29,719      41,541
   9        76,136     500,000    500,000     500,000     24,906     35,769      51,072     23,705     34,568      49,871
  10        86,848     500,000    500,000     500,000     26,058     39,205      58,600     26,058     39,205      58,600

  15       148,996     500,000    500,000     500,000     24,755     51,917     103,491     24,755     51,917     103,491
  20       228,314     500,000    500,000     500,000      7,229     51,307     164,869      7,229     51,307     164,869
  25       329,546           0    500,000     500,000          0     20,650     252,858          0     20,650     252,858
  30       458,747           0          0     500,000          0          0     397,809          0          0     397,809

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 12-13 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $6,576 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         6,905     500,000    500,000     500,000      4,552      4,873       5,194          0          0         319
   2        14,155     500,000    500,000     500,000      9,067      9,996      10,965      3,072      4,001       4,970
   3        21,767     500,000    500,000     500,000     13,404     15,236      17,224      7,409      9,241      11,229
   4        29,761     500,000    500,000     500,000     17,591     20,625      24,051     11,596     14,630      18,056
   5        38,153     500,000    500,000     500,000     21,656     26,196      31,535     15,661     20,201      25,540

   6        46,966     500,000    500,000     500,000     25,624     31,985      39,774     20,828     27,189      34,978
   7        56,219     500,000    500,000     500,000     29,474     37,978      48,825     25,877     34,381      45,228
   8        65,935     500,000    500,000     500,000     33,093     44,071      58,664     30,695     41,673      56,266
   9        76,136     500,000    500,000     500,000     36,648     50,435      69,541     35,449     49,236      68,342
  10        86,848     500,000    500,000     500,000     40,071     57,016      81,505     40,071     57,016      81,505

  15       148,996     500,000    500,000     500,000     53,086     91,607     160,940     53,086     91,607     160,940
  20       228,314     500,000    500,000     500,000     58,168    128,923     290,734     58,168    128,923     290,734
  25       329,546     500,000    500,000     594,583     55,611    171,143     512,572     55,611    171,143     512,572
  30       458,747     500,000    500,000     942,899     38,079    216,205     881,214     38,079    216,205     881,214

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 12-13 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $10,465 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                  DEATH BENEFIT                   TOTAL ACCUMULATION VALUE                 SURRENDER VALUE
POLICY   5% INTEREST      ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%    GROSS 12%     GROSS 0%   GROSS 6%    GROSS 12%     GROSS 0%   GROSS 6%    GROSS 12%
------   -----------   --------   --------   ------------   --------   --------   ------------   --------   --------   ------------

   1        10,988     500,000    500,000        500,000      4,498      4,921          5,347          0          0              0
   2        22,526     500,000    500,000        500,000      8,547      9,673         10,856        577      1,703          2,886
   3        34,640     500,000    500,000        500,000     12,076     14,173         16,473      4,106      6,203          8,503
   4        47,361     500,000    500,000        500,000     15,063     18,383         22,187      7,093     10,413         14,217
   5        60,717     500,000    500,000        500,000     17,478     22,257         27,983      9,508     14,287         20,013

   6        74,741     500,000    500,000        500,000     19,265     25,722         33,821     12,889     19,346         27,445
   7        89,466     500,000    500,000        500,000     20,359     28,690         39,649     15,577     23,908         34,867
   8       104,928     500,000    500,000        500,000     20,673     31,049         45,393     17,485     27,861         42,205
   9       121,163     500,000    500,000        500,000     20,100     32,663         50,958     18,506     31,069         49,364
  10       138,209     500,000    500,000        500,000     18,537     33,391         56,245     18,537     33,391         56,245

  15       237,111           0    500,000        500,000          0     18,113         74,694          0     18,133         74,694
  20       363,337           0          0        500,000          0          0         58,366          0          0         58,366
  25       524,437           0          0              0          0          0              0          0          0              0
  30       730,047           0          0              0          0          0              0          0          0              0

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 12-13 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $10,465 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                  DEATH BENEFIT                   TOTAL ACCUMULATION VALUE                 SURRENDER VALUE
POLICY   5% INTEREST      ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%    GROSS 12%     GROSS 0%   GROSS 6%    GROSS 12%     GROSS 0%   GROSS 6%    GROSS 12%
------   -----------   --------   --------   ------------   --------   --------   ------------   --------   --------   ------------

   1        10,988     500,000    500,000         500,000     7,075      7,580           8,087     1,090      1,595           2,102
   2        22,526     500,000    500,000         500,000    13,861     15,314          16,831     5,901      7,354           8,871
   3        34,640     500,000    500,000         500,000    20,272     23,117          26,209    12,312     15,157          18,249
   4        47,361     500,000    500,000         500,000    26,402     31,089          36,393    18,442     23,129          28,433
   5        60,717     500,000    500,000         500,000    32,210     39,194          47,429    24,250     31,234          39,469

   6        74,741     500,000    500,000         500,000    37,832     47,579          59,557    31,464     41,211          53,189
   7        89,466     500,000    500,000         500,000    43,296     56,286          72,928    38,520     51,510          68,152
   8       104,928     500,000    500,000         500,000    48,584     65,313          87,669    45,400     62,129          84,485
   9       121,163     500,000    500,000         500,000    53,537     74,523         103,786    51,945     72,931         102,194
  10       138,209     500,000    500,000         500,000    58,080     83,856         121,381    58,080     83,856         121,381

  15       237,111     500,000    500,000         500,000    74,329    133,079         240,424    74,329    133,079         240,424
  20       363,337     500,000    500,000         500,000    74,728    184,873         443,862    74,728    184,873         443,862
  25       524,437     500,000    500,000         834,837    43,148    232,413         795,083    43,148    232,413         795,083
  30       730,047           0    500,000       1,434,246         0    276,787       1,365,949         0    276,787       1,365,949

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 12-13 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $5,242 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1
                                  GUARANTEED BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         5,504     500,000    500,000     500,000      2,973      3,208       3,443          0          0           0
   2        11,283     500,000    500,000     500,000      5,850      6,505       7,190        485      1,140       1,825
   3        17,352     500,000    500,000     500,000      8,567      9,831      11,207      3,202      4,466       5,842
   4        23,723     500,000    500,000     500,000     11,114     13,173      15,509      5,749      7,808      10,144
   5        30,414     500,000    500,000     500,000     13,485     16,525      20,119      8,120     11,160      14,754

   6        37,438     500,000    500,000     500,000     15,669     19,874      25,059     11,377     15,582      20,767
   7        44,814     500,000    500,000     500,000     17,660     23,213      30,356     14,441     19,994      27,137
   8        52,559     500,000    500,000     500,000     19,443     26,525      36,033     17,297     24,379      33,887
   9        60,691     500,000    500,000     500,000     20,993     29,781      42,109     19,920     28,708      41,036
  10        69,230     500,000    500,000     500,000     22,310     32,978      48,627     22,310     32,978      48,627

  15       118,771     500,000    500,000     500,000     25,433     47,987      89,931     25,433     47,987      89,931
  20       181,998     500,000    500,000     500,000     21,132     59,449     152,250     21,132     59,449     152,250
  25       262,695     500,000    500,000     500,000      1,943     58,787     246,940      1,943     58,787     246,940
  30       365,686           0    500,000     500,000          0     32,109     403,276          0     32,109     403,276

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 12-13 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $5,242 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1
                                  CURRENT BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         5,504     500,000    500,000     500,000      3,645      3,901       4,157          0          0           0
   2        11,283     500,000    500,000     500,000      7,310      8,054       8,829      1,955      2,699       3,474
   3        17,352     500,000    500,000     500,000     10,877     12,348      13,943      5,522      6,993       8,588
   4        23,723     500,000    500,000     500,000     14,348     16,791      19,548      8,993     11,436      14,193
   5        30,414     500,000    500,000     500,000     17,724     21,391      25,697     12,369     16,036      20,342

   6        37,438     500,000    500,000     500,000     20,962     26,107      32,399     16,678     21,823      28,115
   7        44,814     500,000    500,000     500,000     24,062     30,947      39,716     20,849     27,734      36,503
   8        52,559     500,000    500,000     500,000     27,029     35,919      47,717     24,887     33,777      45,575
   9        60,691     500,000    500,000     500,000     29,912     41,077      56,524     28,841     40,006      55,453
  10        69,230     500,000    500,000     500,000     32,713     46,433      66,226     32,713     46,433      66,226

  15       118,771     500,000    500,000     500,000     44,491     75,674     131,539     44,491     75,674     131,539
  20       181,998     500,000    500,000     500,000     51,174    108,472     237,960     51,174    108,472     237,960
  25       262,695     500,000    500,000     500,000     53,593    146,997     417,469     53,593    146,997     417,469
  30       365,686     500,000    500,000     770,434     49,311    191,765     720,032     49,311    191,765     720,032

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 12-13 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $8,225 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1
                                  GUARANTEED BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         8,636     500,000    500,000     500,000      4,043      4,391       4,742          0          0           0
   2        17,704     500,000    500,000     500,000      7,873      8,824       9,821      1,073      2,024       3,021
   3        27,226     500,000    500,000     500,000     11,445     13,251      15,226      4,645      6,451       8,426
   4        37,223     500,000    500,000     500,000     14,774     17,688      21,008      7,974     10,888      14,208
   5        47,721     500,000    500,000     500,000     17,851     22,125      27,201     11,051     15,325      20,401

   6        58,743     500,000    500,000     500,000     20,653     26,535      33,827     15,213     21,095      28,387
   7        70,316     500,000    500,000     500,000     23,123     30,861      40,878     19,043     26,781      36,798
   8        82,468     500,000    500,000     500,000     25,187     35,023      48,333     22,467     32,303      45,613
   9        95,228     500,000    500,000     500,000     26,743     38,911      56,141     25,383     37,551      54,781
  10       108,626     500,000    500,000     500,000     27,718     42,439      64,282     27,718     42,439      64,282

  15       186,358     500,000    500,000     500,000     22,774     52,948     111,181     22,774     52,948     111,181
  20       285,566           0    500,000     500,000          0     41,478     171,077          0     41,478     171,077
  25       412,183           0          0     500,000          0          0     241,140          0          0     241,140
  30       573,782           0          0     500,000          0          0     331,895          0          0     331,895

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 12-13 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $8,225 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1
                                  CURRENT BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         8,636     500,000    500,000      500,000     5,722      6,124        6,528       377        779        1,183
   2        17,704     500,000    500,000      500,000    11,291     12,454       13,667     4,501      5,664        6,877
   3        27,226     500,000    500,000      500,000    16,612     18,900       21,384     9,822     12,110       14,594
   4        37,223     500,000    500,000      500,000    21,750     25,532       29,806    14,960     18,742       23,016
   5        47,721     500,000    500,000      500,000    26,675     32,328       38,980    19,885     25,538       32,190

   6        58,743     500,000    500,000      500,000    31,478     39,386       49,081    26,046     33,954       43,649
   7        70,316     500,000    500,000      500,000    36,165     46,726       60,217    32,091     42,652       56,143
   8        82,468     500,000    500,000      500,000    40,734     54,359       72,500    38,018     51,643       69,784
   9        95,228     500,000    500,000      500,000    45,072     62,186       85,944    43,714     60,828       84,586
  10       108,626     500,000    500,000      500,000    49,143     70,182      100,651    49,143     70,182      100,651

  15       186,358     500,000    500,000      500,000    65,719    113,700      200,316    65,719    113,700      200,316
  20       285,566     500,000    500,000      500,000    74,524    163,746      367,908    74,524    163,746      367,908
  25       412,183     500,000    500,000      688,180    65,584    215,687      655,410    65,584    215,687      655,410
  30       573,782     500,000    500,000    1,184,469    21,798    265,203    1,128,066    21,798    265,203    1,128,066

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 12-13 of this Prospectus.

                              CONNECTICUT GENERAL
                             LIFE INSURANCE COMPANY



                              SEPARATE ACCOUNT AND
                             COMPANY FINANCIALS TO
                             BE FILED BY AMENDMENT

                        FEES AND CHARGES REPRESENTATION

    The Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                          UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                       CONTENTS OF REGISTRATION STATEMENT

    This registration statement comprises the following papers and documents:


       The facing sheet;
       A cross-reference sheet (reconciliation and tie);
       The prospectus, consisting of 48 pages;
       The undertaking to file reports;
       The signatures;
       Written consents of the following persons:


           Mark A. Parsons, Esq.
           Vaughn W. Robbins, F.S.A.

       Exhibit 1.  Fund Participation Agreements.
       Agreements between Connecticut General Life Insurance Company and
           (a) AIM Variable Insurance Funds, Inc.*
           (b) CIGNA Variable Products Group (To be filed by Amendment)
           (c) Fidelity Variable Insurance Products Fund*
           (d) Fidelity Variable Insurance Products Fund II (Together with Amendment thereto dated June 21, 1995)*
           (e) MFS-Registered Trademark- Variable Insurance Trust*
           (f) Templeton Variable Products Series Fund*
           (g) OCC Accumulation Trust*

* Filed with Post-Effective Amendment No. 1 to this Registration Statement April 19, 1996.

                                   SIGNATURES


    As required by the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 4 to its Registration Statement on Form S-6 (File No. 33-89238) to be signed on its behalf by the undersigned thereunto duly authorized, in the Town of Bloomfield and State of Connecticut, on the 25th day of February, 1999.


                                          CG VARIABLE LIFE INSURANCE SEPARATE
                                          ACCOUNT II
                                          (Name of Registrant)


                                          By:         /s/ JOHN WILKINSON


                                             -----------------------------------

                                                       John Wilkinson
                                                       VICE PRESIDENT
                                             CONNECTICUT GENERAL LIFE INSURANCE
                                                           COMPANY


                                          CONNECTICUT GENERAL LIFE INSURANCE
                                          COMPANY
                                          (Name of Depositor)


                                          By:         /s/ JOHN WILKINSON


                                             -----------------------------------

                                                       John Wilkinson
                                                       VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to this Registration Statement (File No. 33-89238) has been signed below on March 1, 1999 by the following persons, as officers and directors of the Depositor, in the capacities indicated:



                    SIGNATURE                                 TITLE
--------------------------------------------------  -------------------------

               /s/ THOMAS C. JONES            *      President and Director
   -------------------------------------------        (Principal Executive
                 Thomas C. Jones                             Officer)

                                                       Vice President and
                       /s/ JOHN WILKINSON                    Actuary
   -------------------------------------------        (Principal Financial
                  John Wilkinson                             Officer)

              /s/ ROBERT E. WAHLMAN            *         Vice President
   -------------------------------------------        (Principal Accounting
                Robert E. Wahlman                            Officer)

              /s/ HAROLD W. ALBERT            *
   -------------------------------------------              Director
                 Harold W. Albert

              /s/ ROBERT W. BURGESS            *
   -------------------------------------------              Director
                Robert W. Burgess

                 /s/ JOHN G. DAY               *
   -------------------------------------------              Director
                   John G. Day

            /s/ JOSEPH M. FITZGERALD           *
   -------------------------------------------              Director
               Joseph M. Fitzgerald

              /s/ H. EDWARD HANWAY            *
   -------------------------------------------              Director
                 H. Edward Hanway

               /s/ CAROL M. OLSEN             *
   -------------------------------------------              Director
                  Carol M. Olsen

                /s/ JOHN E. PACY              *
   -------------------------------------------              Director
                   John E. Pacy

              /s/ MARC L. PREMINGER            *
   -------------------------------------------              Director
                March L. Preminger

             /s/ PATRICIA L. ROWLAND           *
   -------------------------------------------              Director
               Patricia L. Rowland

           /s/ W. ALLEN SCHAFFER, M.D.          *
   -------------------------------------------              Director
             W. Allen Schaffer, M.D.

                                                        by      /s/ JOHN
                                                            WILKINSON
                                                    -------------------------
                                                         John Wilkinson
                                                        ATTORNEY-IN-FACT

                               POWER OF ATTORNEY

    We, the undersigned directors and officers of Connecticut General Life Insurance Company, hereby severally constitute and appoint John Wilkinson, Mark
A. Parsons and David C. Kopp, and each of them individually, our true and lawful attorneys-in-fact, with full power to them and each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 33-89238 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts hereby ratifying and confirming our signatures as they may be signed by either of our attorneys-in-fact to any such Registration Statement.


    WITNESS our hands and common seal on this 25th day of January, 1999.



             SIGNATURE                         TITLE
-----------------------------------  -------------------------

          THOMAS C. JONES            President and Director
-----------------------------------   (Principal Executive
          Thomas C. Jones             Officer)

                                     Vice President and
          JOHN WILKINSON              Actuary
-----------------------------------   (Principal Financial
          John Wilkinson              Officer)

         ROBERT E. WAHLMAN           Vice President
-----------------------------------   (Principal Accounting
         Robert E. Wahlman            Officer)

         HAROLD W. ALBERT
-----------------------------------  Director
         Harold W. Albert

         ROBERT W. BURGESS
-----------------------------------  Director
         Robert W. Burgess

                               POWER OF ATTORNEY

    We, the undersigned directors and officers of Connecticut General Life Insurance Company, hereby severally constitute and appoint John Wilkinson, Mark
A. Parsons and David C. Kopp, and each of them individually, our true and lawful attorneys-in-fact, with full power to them and each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 33-89238 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts hereby ratifying and confirming our signatures as they may be signed by either of our attorneys-in-fact to any such Registration Statement.

    WITNESS our hands and common seal on this 10th day of April, 1998.


             SIGNATURE                         TITLE
-----------------------------------  -------------------------

          THOMAS C. JONES            President and Director
-----------------------------------   (Principal Executive
          Thomas C. Jones             Officer)

                                     Vice President and
          JOHN WILKINSON              Actuary
-----------------------------------   (Principal Financial
          John Wilkinson              Officer)

         HAROLD W. ALBERT
-----------------------------------  Director
         Harold W. Albert

         ROBERT W. BURGESS
-----------------------------------  Director
         Robert W. Burgess

            JOHN G. DAY
-----------------------------------  Director
            John G. Day

       JOSEPH M. FITZGERALD
-----------------------------------  Director
       Joseph M. Fitzgerald

         H. EDWARD HANWAY
-----------------------------------  Director
         H. Edward Hanway

          CAROL M. OLSEN
-----------------------------------  Director
          Carol M. Olsen

           JOHN E. PACY
-----------------------------------  Director
           John E. Pacy

         MARC L. PREMINGER
-----------------------------------  Director
         Marc L. Preminger

        PATRICIA L. ROWLAND
-----------------------------------  Director
        Patricia L. Rowland

      W. ALLEN SCHAFFER, M.D.
-----------------------------------  Director
      W. Allen Schaffer, M.D.

MARK A. PARSONS
CHIEF COUNSEL                                                           [LOGO]

                                                             Law Department
                                                             S-215
                                                             900 Cottage Grove
                                                             Road
                                                             Hartford, CT
                                                             06152-2215
                                                             Phone: 860.726.7673
                                                             Fax: 860.726-8885


February 25, 1999


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Re:    Connecticut General Life Insurance Company
       CG Variable Life Insurance Separate Account II
       File No. 33-89238

       Post-Effective Amendment No. 4


Dear Sirs:

As Chief Counsel of the Retirement and Investment Services Division of CIGNA Corporation, I am familiar with the actions of the Board of Directors of Connecticut General Life Insurance Company (the "Company"), establishing CG Variable Life Insurance Separate Account II (the "Account") and its method of operation and authorizing the filing of a Registration Statement under the Securities Act of 1933 for the securities to be issued by the Account and the Investment Company Act of 1940 for the Account itself.

In the course of preparing this opinion, I have reviewed the Certificate of Incorporation and the By-Laws of the Company, the Board actions with respect to the Account, and such other matters as I deemed necessary or appropriate. Based on such review, I am of the opinion that the variable life insurance policies (and interests therein) which are the subject of the registration statement under the Securities Act of 1933 filed for the Account will, when issued, be legally issued and will represent binding obligations of the Company, the depositor for the Account.


I further consent to the use of this opinion as an Exhibit to Post-Effective Amendment No. 4 to said Registration Statement and to the reference to me under the heading "Experts" in said Registration Statement, as amended.


Very truly yours,

/s/ MARK A. PARSONS

Mark A. Parsons
Chief Counsel

                                                             [LINCOLN LIFE LOGO]



The Lincoln National Life Insurance Company
350 Church Street
Hartford, CT 06103-1106



                                                    February 22, 1999



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549



Re:    CG Variable Life Insurance Separate Account II ("Account")


       Post-Effective Amendment No. 4, File Number 33-89238



Commissioners:



This opinion is furnished in connection with Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 to be filed by Connecticut General Life Insurance Company ("Connecticut General") under the Securities Act of 1933, recorded as File No. 33-89238. As of January 1, 1998, The Lincoln National Life Insurance Company ("Lincoln") became the administrator for the Account and the flexible premium variable universal life insurance policies (the "Policies") funded through the Account. The prospectus included in said Post-Effective Amendment describes the Policies. Lincoln, by whom I am employed, is responsible to Connecticut General for the preparation and updating of post-effective amendments. The forms of the Policies were prepared under my direction prior to 1998 when I was employed by Connecticut General.



In my opinion, the illustrations of benefits under the Policies included in the Section entitled "Illustrations" in the prospectus, based on assumptions stated in illustrations, are consistent with the provisions of the forms of the Policies. The ages selected in the illustrations are representative of the manner in which the Policies operate.



I hereby consent to the use of this opinion as an Exhibit to Post-Effective Amendment No. 4 to said Registration Statement and to the reference to me under the heading "Experts" in said Registration Statement, as amended.



                                                    Very truly yours,



                                                    /s/ VAUGHN W. ROBBINS



                                                    Vaughn W. Robbins, FSA, MAAA